APOLLO DIVERSIFIED CREDIT FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2022 (Unaudited)

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BANK LOANS (67.39%)(b)

AEROSPACE & DEFENSE (6.30%)
Amentum Government Services Holdings LLC, First Lien Term Loan(o)	United States	3M SOFR + 4.00%	4.78%	02/01/29	$798,075	$793,087
Arcline FM Holdings LLC, First Lien Initial Term Loan(o)	United States	3M US L + 4.75%	5.50%	06/23/28	989,661	978,943
Cobham Ultra Us Co-Borrower LLC, First Lien Term Loan(g)(o)	United States	L + 3.75%		11/17/28	812,630	805,182
Dynasty Acquisition Co., Inc., First Lien 2020 B-1 Term Loan	United States	3M US L + 3.50%	4.51%	04/06/26	953,633	939,725
Dynasty Acquisition Co., Inc., First Lien 2020 B-2 Term Loan	United States	3M US L + 3.50%	4.51%	04/06/26	512,706	505,228
Fairbanks Morse Defense, Second Lien Term Loan(c)	United States	3M US L + 8.25%	9.00%	06/15/29	3,697,445	3,660,471
Forming Machining Industries Holdings LLC, First Lien Initial Term Loan	United States	3M US L + 4.25%	5.26%	10/09/25	678,321	636,068
Forming Machining Industries Holdings LLC, Second Lien Initial Term Loan(c)	United States	3M US L + 8.25%	9.26%	10/09/26	310,000	277,450
Jazz Acquisition, Inc., First Lien Initial Term Loan	United States	1M US L + 4.25%	4.71%	06/19/26	795,792	772,841
Jazz Acquisition, Inc., Second Lien Initial Term Loan	United States	1M US L + 8.00%	8.46%	06/18/27	1,058,702	970,978
Kellstrom Commercial Aerospace, Inc. - Initial Term Loan(c)	United States	3M SOFR + 6.00%	7.00%	07/01/25	2,075,892	1,951,339
Kellstrom Commercial Aerospace, Inc. - Revolver(c)(e)	United States	3M US PRIME + 4.50%	7.00%	07/01/25	325,183	305,672
Mach Acquisition, LLC Initial Term Loan(c)(d)	United States	3M US L + 7.50%	8.50%	10/18/26	3,662,820	3,598,721
Mach Acquisition, LLC Revolving Credit Loan(c)(d)(e)	United States	L + 0.50%		10/18/26	1,130,000	1,110,225
MB Aerospace Holdings II Corp., First Lien Initial Term Loan	United States	3M US L + 3.50%	4.51%	01/22/25	2,599,576	2,361,065
Nordam Group LLC, First Lien Initial Term Loan	United States	1M US L + 5.50%	6.00%	04/09/26	1,097,336	960,855
Novaria Holdings LLC, First Lien Initial Term Loan	United States	3M US L + 5.50%	6.50%	01/27/27	1,529,176	1,485,854
Peraton Corp., First Lien B Term Loan(o)	United States	1M US L + 3.75%	4.50%	02/01/28	1,654,005	1,645,735
PICP Project Sprint Intermediate II LLC, Bridge Loan(c)(d)(f)	United States		32.00%	06/30/25	771,592	125,728
Sprint Intermediate Holding I Term Loan(c)(d)(f)	United States		18.00%	06/30/26	2,489,753	2,321,694
Turbocombustor Technology, Inc., First Lien Term Loan(c)(d)	United States	1M US L + 10.25%	11.25%	07/15/27	2,992,556	2,992,556
Vectra Co., First Lien Initial Term Loan(o)	United States	1M US L + 3.25%	3.71%	03/08/25	1,217,745	1,161,425
Vertex Aerospace Services Corp., First Lien Term Loan(o)	United States	1M US L + 4.00%	4.75%	12/06/28	1,147,184	1,145,039
Whitcraft LLC, First Lien Initial Term Loan(c)	United States	3M US L + 6.00%	7.01%	04/03/23	3,471,425	3,358,603
Whitcraft LLC, First Lien Revolving Term Loan(c)(e)	United States	L + 0.50%		04/03/23	158,575	153,421
WP CPP Holdings LLC, First Lien Initial Term Loan	United States	3M US L + 3.75%	4.75%	04/30/25	2,572,770	2,444,132

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
AEROSPACE & DEFENSE (continued)
WP CPP Holdings LLC, Second Lien Initial Term Loan	United States	3M US L + 7.75%	8.75%	04/30/26	$1,267,182	$1,240,786
						38,702,823
AUTOMOTIVE (1.88%)
BTM Comms Jersey Limited, Facility B(c)	Israel	6M US L + 6.00%	6.50%	05/12/28	1,509,000	1,509,000
CST Buyer Company, First Lien Tranche B Term Loan(c)	United States	3M US L + 5.50%	6.50%	10/03/25	4,634,444	4,634,444
CST Buyer Company, Revolving Credit Facility Term Loan(c)(e)	United States	L + 0.50%		10/03/25	233,472	233,472
Mavis Tire Express Services Topco Corp., First Lien Initial Term Loan(o)	United States	1M US L + 4.00%	4.75%	05/04/28	1,880,634	1,873,319
Midas Intermediate Holdco II LLC, First Lien Closing Date Term Loan(d)	United States	3M US L + 6.75%	7.50%	12/22/25	2,341,793	2,186,836
Stonepeak Taurus Lower Holdings LLC(c)	United States	3M SOFR + 7.00%	7.75%	01/24/30	749,608	738,364
Truck Hero, Inc., First Lien Initial Term Loan(o)	United States	1M US L + 3.25%	4.00%	01/31/28	396,415	385,143
						11,560,578
BANKING (0.09%)
Paysafe Group Holdings II, Ltd., First Lien Facility B1 Term Loan(o)	United States	1M US L + 2.75%	3.25%	06/28/28	573,984	551,206

BEVERAGE, FOOD, & TOBACCO (1.41%)
CHG PPC Parent LLC, First Lien Term Loan(c) (o)	United States	1M US L + 3.00%	3.50%	12/08/28	1,113,181	1,089,526
Cookie Acquisition SAS, First Lien Facility B Term Loan	France	6M EUR L + 4.00%	4.00%	02/15/27	€795,412	817,235
Cookie Acquisition, First Lien Initial Term Loan(c)	France	6M EUR L + 4.00%	4.00%	02/15/27	342,534	351,457
Froneri International, Ltd., First Lien Facility B1 Term Loan	United Kingdom	6M EUR L + 2.38%	2.38%	01/29/27	408,853	436,968
H-Food Holdings LLC, First Lien Initial Term Loan(o)	United States	1M US L + 3.69%	4.14%	05/23/25	$1,514,811	1,463,572
Quidditch Acquisition, Inc., First Lien B Term Loan	United States	1M US L + 7.00%	8.00%	03/21/25	3,466,220	3,379,565
Sigma Holdco B.V., First Lien Facility B1 Term Loan(g)	Netherlands	L + 3.50%		07/02/25	€247,009	256,484
Sigma Holdco B.V., First Lien Facility B2 Term Loan(o)	Netherlands	6M US L + 3.00%	3.35%	07/02/25	$972,069	890,834
						8,685,641
CAPITAL EQUIPMENT (3.34%)
10945048 Canada, Inc., Second Lien Term Loan(c)	Canada	3M CDOR + 8.00%	9.10%	09/20/26	CAD 1,585,500	1,268,248
ACProducts Holdings, Inc., First Lien Initial Term Loan(o)	United States	3M US L + 4.25%	4.75%	05/17/28	$246,174	223,880
ASP Unifrax Holdings, Inc., First Lien EUR Term Loan	United States	3M EUR L + 3.75%	3.75%	12/12/25	€615,277	664,488
ASP Unifrax Holdings, Inc., First Lien USD Term Loan	United States	3M US L + 3.75%	4.76%	12/12/25	$1,463,511	1,411,073
C&D Technologies, Inc., First Lien B Term Loan	United States	6M US L + 5.75%	6.10%	12/20/25	1,691,458	1,655,938
Cohu, Inc., First Lien Initial B Term Loan(o)	United States	3M US L + 3.00%	3.52%	10/01/25	268,912	267,231
Creation Technologies, Inc., First Lien Term Loan(c) (o)	United States	3M US L + 5.50%	6.00%	10/05/28	1,072,292	1,049,506

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CAPITAL EQUIPMENT (continued)
Crosby Group LLC, First Lien Initial Term Loan(o)	United States	1M US L + 4.75%	5.20%	06/26/26	$864,733	$853,059
Diversitech Holdings, Inc. Delayed Draw Term Loan (e)(g)(o)	United States	L + 3.75%		12/22/28	121,852	120,424
Diversitech Holdings, Inc. Initial Term Loan (g)(o)	United States	3M US L + 3.75%	4.75%	12/22/28	588,953	582,051
Diversitech Holdings, Inc., Second Lien Term Loan(c) (g)	United States	3M US L + 6.75%	7.75%	12/21/29	1,133,094	1,113,264
East West Manufacturing, LLC, First Lien B Term Loan(c)	United States	3M SOFR + 5.75%	6.50%	01/05/29	285,338	283,198
East West Manufacturing, LLC, First Lien Initial Term Loan(c)(e)	United States	SOFR + 5.75%		01/05/29	41,504	41,193
Electronics for Imaging, Inc., First Lien Initial Term Loan	United States	1M US L + 5.00%	5.46%	07/23/26	904,424	882,835
Engineered Components and Systems LLC, First Lien Initial Term Loan(c) (o)	United States	1M US L + 6.00%	6.50%	08/02/28	780,567	768,859
Engineered Machinery Holdings, Inc., Second Lien Incremental Amendment No. 2 Term Loan	United States	3M US L + 6.50%	7.51%	05/21/29	2,204,586	2,194,940
Esdec Solar Group BV, First Lien Initial Term Loan(c) (o)	Netherlands	3M US L + 5.00%	6.50%	08/30/28	615,223	612,147
Financiere Storage, Second Lien Term Loan	France	3M EUR L + 8.25%	8.25%	08/08/26	€2,387,115	2,653,964
Logoplaste Parent SARL, First Lien Facility B Term Loan(c) (o)	Luxembourg	3M US L + 4.25%	5.26%	07/07/28	$519,582	513,737
Mirion Technologies, Inc., First Lien Term Loan(o)	United States	6M US L + 2.75%	3.25%	10/20/28	420,059	416,720
Secure Acquisition, Inc., First Lien Term Loan(c) (o)	United States	3M US L + 5.00%	5.50%	12/16/28	589,587	581,480
Secure Acquisition, Inc., First Lien Delayed Draw Term Loan(c)(e) (o)	United States	L + 5.00%		12/16/28	87,562	86,359
Shape Technologies Group, Inc., First Lien Initial Term Loan	United States	1M US L + 3.00%	3.46%	04/21/25	1,686,141	1,590,596
Watlow Electric Manufacturing Company, First Lien Initial Term Loan(o)	United States	3M US L + 3.75%	4.25%	03/02/28	665,706	659,156
						20,494,346
CHEMICALS, PLASTICS, & RUBBER (1.69%)
ASK Chemicals International Holding GmbH, First Lien Facility B Term Loan	Germany	6M EUR L + 5.25%	5.25%	05/12/23	€1,000,000	1,060,966
CPC Acquisition Corp., Initial Term Loan(c) (o)	United States	3M US L + 3.75%	4.76%	12/29/27	$488,262	476,055
CPC Acquisition Corp., Second Lien Initial Term Loan	United States	3M US L + 7.75%	8.76%	12/29/28	924,085	896,363
LSF11 Skyscraper Holdco SARL, First Lien Facility B3 Term Loan(o)	Luxembourg	3M US L + 3.50%	4.51%	09/29/27	647,763	646,147
Olympus Water US Holding Corp., First Lien B Term Loan(o)	United States	3M US L + 3.75%	4.81%	11/09/28	639,218	623,839
Plaskolite PPC Intermediate II LLC, First Lien 2021-1 Refinancing Term Loan(o)	United States	6M US L + 4.00%	4.75%	12/15/25	402,666	387,465
PMHC II, Inc., First Lien Initial Term Loan(g) (o)	United States	SOFR + 4.25%		02/03/29	1,606,326	1,536,716
V Global Holdings LLC, First Lien Initial Term Loan(c)	United States	3M US L + 5.25%	6.00%	12/22/27	3,279,648	3,279,648

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CHEMICALS, PLASTICS, & RUBBER (continued)
V Global Holdings LLC, Revolving Credit, First Lien Term Loan(c)(e)	United States	3M US L + 5.25%	6.25%	12/22/25	371,009	371,009
Venator Finance SARL, First Lien Initial Term Loan(c) (o)	Luxembourg	1M US L + 3.00%	3.46%	08/08/24	1,169,162	1,116,550
						10,394,758
CONSTRUCTION & BUILDING (1.49%)
Abbey Cottages Ltd., Tranche 1(c)(e)	Ireland	3M EUR L + 6.75%	7.75%	10/16/23	€1,040,690	$1,139,756
Abbey Cottages Ltd., Tranche 2(c)(e)	Ireland	L + 6.75%		10/16/23	53,939	59,073
Aegion Corp., First Lien Initial Term Loan(c) (o)	United States	3M US L + 4.75%	5.50%	05/17/28	$529,654	527,668
Crown Subsea Communications Holding, Inc., First Lien Initial Term Loan(o)	United States	1M US L + 4.75%	5.50%	04/27/27	749,683	748,431
LSF10 XL Bidco S.C.A., First Lien Facility B4 Term Loan	Luxembourg	3M EUR L + 4.00%	4.00%	04/12/28	€1,500,000	1,637,140
Patagonia BidCo, Ltd., Facility B1	United Kingdom	3M SONIA + 5.25%	5.45%	10/15/28	£653,734	829,792
Patagonia BidCo, Ltd., Facility B2	United Kingdom	3M SONIA + 5.25%	5.45%	10/15/28	118,861	150,871
Playpower, Inc., First Lien Initial Term Loan	United States	3M US L + 5.50%	6.50%	05/08/26	$2,252,016	2,137,310
Recess Holdings, Inc., First Lien Initial Term Loan(o)	United States	3M US L + 3.75%	4.75%	09/30/24	1,969,072	1,939,536
						9,169,577
CONSUMER GOODS: DURABLE (1.79%)
Auris Luxembourg III SARL, First Lien Facility B1A Term Loan	Denmark	6M EUR L + 4.00%	4.00%	02/27/26	€795,720	877,523
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan(o)	Denmark	1M US L + 3.75%	4.21%	02/27/26	$1,119,295	1,093,064
Keter Group B.V., First Lien Facility B1 Term Loan(g)	Israel	L + 4.25%		10/31/23	€1,102,305	1,171,112
Keter Group B.V., First Lien Facility B3-A Term Loan(g)	Israel	L + 4.25%		10/31/23	22,531	23,937
Keter Group B.V., First Lien Facility B5 Term Loan	Israel	6M EUR L + 4.25%	4.25%	10/31/23	135,185	143,623
Lakeshore Intermediate LLC, First Lien Term Loan(o)	United States	3M US L + 3.50%	4.00%	09/29/28	$360,352	354,646
New Milani Group LLC, First Lien Term Loan(c)	United States	3M US L + 6.50%	7.51%	06/06/24	770,000	762,300
Stanton Carpet Corp. 2L, Second Lien Term Loan(c)	United States	3M US L + 9.00%	10.00%	04/01/28	2,213,000	2,179,805
TLC Purchaser, Inc. Delayed Draw Term Loan(c)(e)	United States	L + 4.75%		10/13/25	623,197	548,413
TLC Purchaser, Inc. Revolver Loan(c)(e)	United States	PRIME + 5.25%	8.75%	10/13/25	778,763	685,311
TLC Purchaser, Inc. Term Loan B(c)	United States	3M US L + 6.25%	7.25%	10/13/25	3,593,001	3,161,841
						11,001,575
CONSUMER GOODS: NON-DURABLE (0.94%)
ABG Intermediate Holdings 2 LLC, First Lien 2021 Refinancing Term Loan(o)	United States	3M US L + 3.25%	4.00%	09/27/24	237,941	236,404
ABG Intermediate Holdings 2 LLC, First Lien Tranche 1 Term Loan(g)(o)	United States	3M US L + 3.50%	4.00%	12/10/28	630,086	621,423
ABG Intermediate Holdings 2 LLC, Second Lien Term Loan(c)(g)	United States	3M US L + 6.00%	6.80%	01/31/30	341,398	339,264
FL Hawk Intermediate Holdings, Inc., Second Lien Term Loan(c)	United States	3M US L + 9.00%	9.76%	08/22/28	924,225	924,225
Kronos Acquisition Holdings, Inc., First Lien Tranche B-1 Term Loan(o)	Canada	3M US L + 3.75%	4.25%	12/22/26	662,188	621,354

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CONSUMER GOODS: NON-DURABLE (continued)
Plaze, Inc., First Lien 2021-1 Term Loan(c)(o)	United States	3M US L + 3.75%	4.76%	08/03/26	617,188	597,129
Plaze, Inc., First Lien Initial Term Loan(c)(o)	United States	3M US L + 3.50%	4.51%	08/03/26	488,750	472,866
Rainbow Finco SARL, First Lien Term Loan	Luxembourg	3M SONIA + 5.00%	5.00%	01/29/29	£1,493,490	1,939,355
						5,752,020
CONTAINERS, PACKAGING, & GLASS (1.29%)
Anchor Packaging LLC, First Lien Initial Term Loan(c)(o)	United States	1M US L + 4.00%	4.46%	07/18/26	$505,133	496,925
Jadex, Inc., First Lien 2021 Refinancing Term Loan(c)(o)	United States	1M US L + 4.75%	5.50%	02/18/28	$1,276,600	$1,235,110
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan(o)	United States	3M US L + 4.00%	5.00%	08/31/28	1,436,321	1,431,833
Pro Mach Group, Inc., First Lien Delayed Draw Term Loan(e)(o)	United States	3M US L + 4.00%	5.00%	08/31/28	98,860	98,551
ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan(o)	United States	3M US L + 3.75%	4.50%	11/03/25	729,348	714,943
Technimark LLC, First Lien Initial Term Loan(o)	United States	1M US L + 3.75%	4.25%	07/09/28	373,706	366,542
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan(o)	United States	1M US L + 4.00%	4.50%	09/15/28	430,152	425,493
TricorBraun Holdings, Inc., First Lien Closing Date Initial Term Loan(o)	United States	1M US L + 3.25%	3.75%	03/03/28	1,142,038	1,116,656
Trident TPI Holdings, Inc., First Lien Delayed Draw Tem Term Loan(e)(o)	United States	3M US L + 4.00%	4.50%	09/15/28	61,163	60,501
Trident TPI Holdings, Inc., First Lien Tranche B-1 Term Loan(o)	United States	3M US L + 3.25%	4.26%	10/17/24	549,226	543,904
Valcour Packaging LLC, First Lien Term Loan(c)(o)	United States	3M US L + 3.75%	4.25%	10/04/28	406,606	398,474
Valcour Packaging LLC, Second Lien Term Loan(c)	United States	3M US L + 7.00%	7.50%	10/04/29	1,057,166	1,009,594
						7,898,526
ENERGY: OIL & GAS (0.36%)
AMH Litigation Trust Initial Loan(c)(l)	United States			06/06/25	1,044	1,044
BlackBrush Oil & Gas LP, First Lien Term Loan(c)(d)	United States	3M US L + 7.00%	8.00%	09/03/25	831,684	831,684
Oxbow Carbon LLC, First Lien Term Loan(o)	United States	1M US L + 4.25%	5.00%	10/17/25	1,375,053	1,368,177
						2,200,905
ENVIRONMENTAL INDUSTRIES (0.13%)
Urbaser, S.A., First Lien Term Loan	Luxembourg	6M EUR L + 4.75%	4.75%	10/23/28	€721,735	796,200

FIRE: FINANCE (1.89%)
Advisor Group Holdings, Inc., First Lien B-1 Term Loan(o)	United States	1M US L + 4.50%	4.96%	07/31/26	$1,651,595	1,646,698
Cast & Crew LLC, First Lien Initial Term Loan(o)	United States	1M US L + 3.50%	3.96%	02/09/26	735,773	732,289
Claros Mortgage Trust, Inc., First Lien Term Loan(c)(o)	United States	1M SOFR + 4.50%	5.00%	08/09/26	2,047,465	2,042,347
CTC Holdings LP, First Lien Term Loan(c)(o)	United States	3M SOFR + 5.00%	5.53%	02/15/29	769,745	756,274
DRW Holdings LLC, First Lien Initial Term Loan(c)(o)	United States	1M US L + 3.75%	4.21%	03/01/28	1,112,049	1,103,709
Helios Software Holdings, Inc., First Lien Initial Dollar (2021) Term Loan(o)	Luxembourg	3M US L + 3.75%	5.25%	03/11/28	1,252,594	1,243,206

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
FIRE: FINANCE (continued)
HighTower Holdings LLC, First Lien Initial Term Loan(c)(o)	United States	3M US L + 4.00%	4.75%	04/21/28	885,421	878,780
ION Trading Finance, Ltd., First Lien Initial Dollar (2021) Term Loan(o)	Ireland	1M US L + 4.75%	5.21%	04/01/28	1,961,682	1,950,059
Jump Financial, LLC, First Lien Initial Term Loan(c)	United States	1M US L + 4.50%	5.00%	08/07/28	1,277,572	1,267,990
						11,621,352
FIRE: INSURANCE (1.59%)
Ima Financial Group, Inc., First Lien Term Loan(g)(o)	United States	1M US L + 3.75%	4.25%	11/01/28	$803,934	$797,153
MRH Trowe Beteiligungsgesellschaft mbH Acquisition Facility(c)(e)	Germany	3M EUR L + 5.50%	5.50%	07/26/28	€2,370,000	2,621,826
MRH Trowe Beteiligungsgesellschaft mbH Term Loan Facility A(c)	Germany	3M EUR L + 5.50%	5.50%	07/26/28	1,885,000	2,085,292
Paisley Bidco Limited, Acquisition Facility(c)(e)	Guernsey	GBP L + 1.80%		11/26/28	£1,687,000	2,216,121
Paisley Bidco Limited, Facility B(c)	Guernsey	1M GBP L + 5.50%	5.50%	11/26/28	€849,742	940,032
World Insurance Associates, LLC, Delayed Draw Term Loan(c)(g)	United States	3M US L + 5.75%	6.75%	04/01/26	$731,346	731,346
World Insurance Associates, LLC, Revolving Term Loan(c)(e)	United States	1M US L + 5.75%	6.75%	04/01/26	81,464	81,464
World Insurance Associates, LLC, Term Loan(c)	United States	3M US L + 5.75%	6.76%	04/01/26	274,455	274,455
						9,747,689
FIRE: REAL ESTATE (0.23%)
RealPage, Inc., First Lien Initial Term Loan(o)	United States	1M US L + 3.25%	3.75%	04/24/28	1,431,406	1,417,092

HEALTHCARE & PHARMACEUTICALS (6.71%)
Amneal Pharmaceuticals LLC, First Lien Initial Term Loan(o)	United States	1M US L + 3.50%	4.00%	05/04/25	3,193,361	3,151,847
Bausch Health Cos., Inc., First Lien Term Loan(g)(o)	United States	SOFR + 5.25%		01/27/27	1,246,351	1,236,324
Bayou Intermediate II LLC, First Lien Initial Term Loan(o)	United States	3M US L + 4.50%	5.25%	08/02/28	571,786	566,068
Chip Holdco, Ltd., First Lien B Term Loan(c)	United Kingdom	3M US L + 5.00%	5.00%	07/11/25	961,318	961,318
Confluent Health, LLC Term Loan B(o)	United States	1M US L + 4.00%	4.50%	11/30/28	582,169	577,075
Confluent Health, LLC, Delayed Draw Term Loan(e)(o)	United States	3M US L + 3.50%	6.50%	11/30/28	125,198	124,102
Curium BidCo SARL, First Lien Additional Senior Facility Term Loan(o)	Luxembourg	3M US L + 4.25%	5.00%	12/02/27	692,825	687,632
Curium BidCo SARL, Second Lien Term Loan(c)	Luxembourg	3M US L + 7.75%	8.76%	10/27/28	811,462	804,362
Endo Luxembourg Finance Company I SARL, First Lien 2021 Term Loan(o)	United States	1M US L + 5.00%	5.75%	03/27/28	3,516,220	3,303,419
Genesis Care Finance Pty, Ltd., First Lien Facility B4 Term Loan	United States	3M EUR L + 4.75%	4.75%	05/14/27	€561,618	545,359
Genesis Care Finance Pty, Ltd., First Lien Facility B5 Term Loan	United States	3M US L + 5.00%	6.00%	05/14/27	$1,274,912	1,138,388
Golden State Buyer, Inc., First Lien Initial Term Loan(o)	United States	1M US L + 4.75%	5.50%	06/21/26	2,585,173	2,549,627

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HEALTHCARE & PHARMACEUTICALS (continued)
Jazz Pharmaceuticals Public, Ltd. Company, First Lien Initial Dollar Term Loan(o)	United States	1M US L + 3.50%	4.00%	05/05/28	810,411	808,437
LSCS Holdings/Eversana 11/21, First Lien Term Loan(g)(o)	United States	1M US L + 4.50%	5.00%	12/16/28	1,188,099	1,177,709
Mertus 522. GmbH, Acquisition/Capex Facility(c)	Germany	6M EUR L + 6.25%	6.25%	05/28/26	€467,970	517,695
Mertus 522. GmbH, Facility B(c)	Germany	6M EUR L + 6.25%	6.25%	05/28/26	800,751	885,835
Milano Acquisition Corp., First Lien B Term Loan(c)(o)	United States	3M US L + 4.00%	5.01%	10/01/27	$1,427,175	1,427,175
Mozart Borrower LP, First Lien Term Loan(o)	United States	1M US L + 3.25%	3.75%	10/23/28	1,544,037	1,530,426
National Mentor Holdings, Inc., Second Lien Initial Term Loan	United States	3M US L + 7.25%	8.26%	03/02/29	1,609,442	1,561,159
Padagis LLC, First Lien B Term Loan	United States	3M US L + 4.75%	5.25%	07/06/28	$1,003,740	$998,099
Pediatric Associates Holding Co. LLC, First Lien Term Loan(o)	United States	1M US L + 3.25%	3.75%	02/08/29	457,957	453,091
Pediatric Associates Holding Co. LLC, First Lien Delayed Draw Term Loan(e)(o)	United States	L + 3.25%		02/08/29	69,387	68,650
Phoenix Newco, Inc., First Lien Term Loan(o)	United States	1M US L + 3.50%	4.00%	11/15/28	1,450,816	1,442,009
Radnet Management, Inc., First Lien Initial Term Loan(o)	United States	3M US L + 3.00%	3.75%	04/23/28	653,111	645,356
Revint Intermediate II LLC, First Lien Initial Term Loan(o)	United States	1M US L + 4.25%	4.75%	10/15/27	1,123,711	1,121,256
RH Diagnostik & Therapie Holding GmbH, Acquisition/Capex Facility(c)(e)	Germany	6M EUR L + 6.75%	6.75%	09/15/28	€3,415,542	3,778,463
Sharp Midco LLC, First Lien Term Loan(c)(o)	United States	3M US L + 4.00%	5.00%	12/31/28	$417,637	416,071
Sunmed Group Holdings, LLC, Revolver(c)(e)	United States	3M US L + 5.75%	6.73%	06/16/27	137,842	137,842
Sunmed Group Holdings, LLC, Term Loan(c)	United States	3M US L + 5.75%	6.50%	06/16/28	2,076,160	2,076,160
Team Health Holdings, Inc., First Lien Term Loan	United States	3M SOFR + 5.25%	6.25%	02/17/27	1,764,119	1,685,466
TecoStar Holdings, Inc., First Lien Term Loan	United States	3M US L + 3.50%	4.50%	05/01/24	1,283,145	1,206,156
Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan(o)	United States	1M SOFR + 4.25%	4.68%	11/20/26	1,024,906	1,020,428
Upstream Rehabilitation, Inc., Second Lien Term Loan(c)	United States	1M US L + 8.50%	8.96%	10/24/27	456,140	451,579
US Radiology Specialists, Inc., First Lien Closing Date Term Loan(o)	United States	3M US L + 5.25%	6.31%	12/15/27	2,077,775	2,074,097
Verscend Holding Corp., First Lien B-1 Term Loan(c)(o)	United States	1M US L + 4.00%	4.46%	08/27/25	106,507	106,374
						41,235,054
HIGH TECH INDUSTRIES (7.37%)
AMI US Holdings Inc. Revolver Loan(c)(e)	United States	1M US L + 5.25%	5.48%	04/01/24	145,361	145,361
AMI US Holdings Inc. Term Loan(c)	United States	1M US L + 5.25%	6.25%	04/01/25	1,071,574	1,071,574
Appriss Health LLC, First Lien Initial Term Loan(c)	United States	3M US L + 7.25%	8.25%	05/06/27	988,075	970,784
Appriss Health LLC, First Lien Revolving Credit Term Loan(c)(e)	United States	L + 0.50%		05/06/27	65,875	64,722
Astra Acquisition Corp., First Lien Term Loan	United States	1M US L + 5.25%	5.75%	10/25/28	980,505	954,154

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HIGH TECH INDUSTRIES (continued)
Barracuda Networks, Inc., Second Lien 2nd Lien Term Loan	United States	3M US L + 6.75%	7.50%	10/30/28	532,670	532,004
BMC Software, Inc., Second Lien 2nd Lien Term Loan	United States	1M US L + 5.50%	6.00%	03/23/26	431,682	428,984
Boxer Parent Company, Inc., First Lien 2021 Replacement Dollar Term Loan(o)	United States	3M US L + 3.75%	4.76%	10/02/25	1,911,228	1,902,474
Cardinal Parent, Inc., First Lien Initial Term Loan(o)	United States	3M US L + 4.50%	5.25%	11/12/27	746,410	741,446
CB Nike Intermediateco Ltd. Closing Date Term Loan(c)	Israel	3M US L + 4.75%	5.75%	10/31/25	2,424,200	2,424,200
CB Nike Intermediateco Ltd. Revolver Loan(c)(e)	Israel	L + 4.75%		10/31/25	310,000	310,000
Cornerstone OnDemand, Inc., First Lien Initial Term Loan(o)	United States	1M US L + 3.75%	4.25%	10/16/28	1,120,552	1,111,447
DCert Buyer, Inc., First Lien Initial Term Loan(o)	United States	1M US L + 4.00%	4.46%	10/16/26	680,756	676,831
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan	United States	1M US L + 7.00%	7.46%	02/19/29	1,403,693	1,391,116
Digital Media Solutions LLC, First Lien Initial Term Loan	United States	1M US L + 5.00%	5.75%	05/25/26	$849,445	$836,703
Drilling Info Holdings, Inc., First Lien Initial Term Loan	United States	1M US L + 4.25%	4.71%	07/30/25	1,994,521	1,973,339
Endurance International Group Holdings, Inc., First Lien Initial Term Loan(o)	United States	3M US L + 3.50%	4.25%	02/10/28	563,122	548,340
Ensemble RCM LLC, First Lien Closing Date Term Loan(o)	United States	3M US L + 3.75%	4.05%	08/03/26	1,225,938	1,221,212
EP Purchaser LLC, First Lien Term Loan(o)	United States	3M US L + 3.50%	4.51%	11/06/28	372,005	370,069
Epicor Software Corp., First Lien C Term Loan(o)	United States	1M US L + 3.25%	4.00%	07/30/27	1,033,372	1,026,495
Ivanti Software, Inc., First Lien First Amendment Term Loan(o)	United States	3M US L + 4.00%	4.75%	12/01/27	551,962	543,682
Ivanti Software, Inc., First Lien Term Loan(o)	United States	3M US L + 4.25%	5.00%	12/01/27	964,998	953,538
LTI Holdings, Inc., First Lien Initial Term Loan(o)	United States	1M US L + 3.50%	3.96%	09/06/25	2,946,592	2,885,199
Magenta Buyer LLC, First Lien Initial Term Loan(o)	United States	3M US L + 5.00%	5.75%	07/27/28	1,472,951	1,464,113
Marnix SAS, First Lien Facility B (EUR) Term Loan	France	3M EUR L + 3.00%	3.00%	11/19/26	€464,705	499,899
Medassets Software Intermediate Holdings., Inc., Second Lien Term Loan(g)	United States	6M US L + 6.75%	7.25%	12/17/29	$702,969	694,533
MRI Software LLC, First Lien Closing Date Term Loan(c)(d)	United States	3M US L + 5.50%	6.51%	02/10/26	2,262,712	2,262,712
MRI Software LLC, First Lien Revolving Term Loan(c)(e)	United States	L + 0.50%		02/10/26	155,944	155,944
Oneshield, Inc., Revolver Loan(c)(e)	United States	3M US L + 0.50%	0.50%	09/09/26	115,942	115,942
Oneshield, Inc., Term Note(c)	United States	3M US L + 9.00%	10.00%	09/09/26	1,292,120	1,292,120
Orchid Merger Sub II, LLC, First Lien Term Loan(c)(g)	United States	3M US L + 4.75%	5.25%	05/12/27	1,218,439	1,175,794
Project Alpha Intermediate Holding, Inc., First Lien 2021 Refinancing Term Loan(o)	United States	3M US L + 4.00%	4.30%	04/26/24	269,351	268,061

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HIGH TECH INDUSTRIES (continued)
Project Boost Purchaser LLC, First Lien Term Loan(o)	United States	6M US L + 4.00%	4.50%	12/18/28	626,766	621,476
Quest Software, Inc., First Lien Term Loan(o)	United States	3M SOFR + 4.25%	4.75%	01/20/29	1,438,914	1,419,467
Red Planet Borrower LLC, First Lien Initial Term Loan(o)	United States	3M US L + 3.75%	4.76%	10/02/28	2,071,570	2,048,700
Revalize, Inc., Additional Revolver(c)(e)	United States	3M US L + 5.75%	6.75%	04/15/27	100,000	99,250
Revalize, Inc., Tranche 3 Delayed Draw Term Loan(c)	United States	3M US L + 5.75%	6.76%	04/15/27	384,038	381,157
Revalize, Inc., Tranche 4 Delayed Draw Term Loan(c)(e)	United States	L + 0.50%		04/15/27	1,005,000	997,463
SolarWinds Holdings, Inc., First Lien 2018 Refinancing Term Loan(o)	United States	1M US L + 2.75%	3.21%	02/05/24	1,973,087	1,949,538
Sovos Compliance LLC, First Lien Initial Term Loan(o)	United States	1M US L + 4.50%	5.00%	08/11/28	479,696	479,699
Sovos Compliance LLC, First Lien Delayed Draw Term Loan(e)(o)	United States	L + 4.50%		08/11/28	83,047	83,047
Surf Holdings SARL, First Lien Dollar Tranche Term Loan(o)	United States	3M US L + 3.50%	4.11%	03/05/27	313,027	310,435
Symplr Software, Inc., First Lien Initial Term Loan(o)	United States	3M US L + 4.50%	5.25%	12/22/27	1,108,843	1,094,428
UKG, Inc., First Lien Term Loan(o)	United States	3M US L + 3.25%	3.75%	05/04/26	130,153	129,280
Ultimate Software, 2021 Incremental Term Loan (Second Lien)	United States	3M US L + 5.25%	5.75%	05/03/27	716,586	713,340
Utimaco Management GmbH, Facility C1(c)	Germany	3M EUR L + 4.00%	4.00%	08/09/27	€2,786,275	$3,082,333
Vision Solutions, Inc., First Lien Term Loan(o)	United States	3M US L + 4.00%	4.75%	05/28/28	$884,098	876,362
						45,298,767
HOTEL, GAMING, & LEISURE (2.05%)
Aimbridge Acquisition Co., Inc., First Lien 2021 Term Loan	United States	1M US L + 4.75%	5.50%	02/02/26	139,836	139,312
Aimbridge Acquisition Co., Inc., First Lien Initial (2019) Term Loan	United States	1M US L + 3.75%	4.21%	02/02/26	1,177,380	1,156,594
Compass III, Ltd., First Lien Facility B2 Term Loan	Netherlands	6M EUR L + 4.00%	4.00%	05/09/25	€671,493	741,680
HNVR Holdco, Ltd., First Lien Facility C Term Loan	United Kingdom	6M EUR L + 4.50%	4.50%	09/12/27	1,353,619	1,385,140
Hurtigruten Group AS, First Lien Term Loan	Norway	6M EUR L + 8.00%	8.00%	06/11/23	1,334,140	1,465,620
Hurtigruten Group AS, Term Loan(g)	Norway	6M EUR L + 8.00%	8.00%	06/11/23	2,235,572	2,458,436
IRB Holding Corp., First Lien 2020 Replacement B Term Loan(o)	United States	3M US L + 2.75%	3.75%	02/05/25	$1,167,193	1,159,718
OVG Business Services, LLC, First Lien Term Loan	United States	3M US L + 6.25%	7.25%	11/20/28	3,044,912	2,953,565
Stonegate Pub Company Bidco Holdings, Ltd., Second Lien Facility Term Loan(g)	United Kingdom	3M US L + 8.50%	8.76%	03/06/28	£871,287	1,135,979
						12,596,044
MEDIA: ADVERTISING, PRINTING & PUBLISHING (1.15%)
AppLovin Corp., First Lien Initial Term Loan(o)	United States	1M US L + 3.25%	3.71%	08/15/25	$1,452,713	1,447,382
AppLovin Corp., First Lien Term Loan(o)	United States	1M US L + 3.00%	3.50%	10/25/28	977,878	971,502

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
MEDIA: ADVERTISING, PRINTING & PUBLISHING (continued)
Castle US Holding Corp., First Lien Initial Dollar Term Loan(o)	United States	1M US L + 3.75%	4.21%	01/29/27	985,386	954,903
Cimpress PLC, First Lien Tranche B-1 Term Loan(o)	Ireland	1M US L + 3.50%	4.00%	05/17/28	521,853	517,125
CMI Marketing, Inc., First Lien Term Loan	United States	1M US L + 4.25%	4.75%	03/23/28	1,242,522	1,239,415
Constant Contact, Inc., First Lien Initial Term Loan(o)	United States	6M US L + 4.00%	4.75%	02/10/28	1,986,977	1,967,108
						7,097,435
MEDIA: BROADCASTING & SUBSCRIPTION (1.11%)
Lightning Finco Limited, Facility B1 Term Loan(c)	United Kingdom	6M US L + 5.75%	6.50%	07/14/28	2,127,719	2,127,719
Lightning Finco Limited, Facility B2 Term Loan(c)	United Kingdom	6M US L + 5.75%	6.50%	07/14/28	284,281	284,281
Radiate Holdco LLC, First Lien Facility B3 Term Loan(o)	United States	1M US L + 3.25%	4.00%	09/25/26	2,360,529	2,343,863
Virgin Media Ireland, Ltd., First Lien Facility B1 Term Loan	Ireland	6M EUR L + 3.50%	3.50%	07/15/29	€893,224	978,811
Walker Edison Furniture Company LLC, First Lien Term Loan(c)	United States	3M US L + 8.75%	9.75%	08/05/27	$1,137,852	1,083,804
						6,818,478
MEDIA: DIVERSIFIED & PRODUCTION (2.99%)
9 Story Media Group Inc. CAD, First Lien Term Loan(c)	Canada	3M CDOR + 5.50%	6.25%	04/30/26	CAD 1,643,538	1,314,673
9 Story Media Group Inc. Euro, First Lien Term Loan(c)	Canada	3M EUR L + 5.25%	5.25%	04/30/26	€735,606	813,769
9 Story Media Group Inc. Revolver(c)(e)	Canada	CDOR + 0.50%		04/30/26	CAD 895,604	716,397
Aptus 1724. GmbH Capex and Acquisition Facility(c)	Germany	3M EUR L + 6.25%	6.50%	02/23/28	$941,323	941,323
Getty Images, Inc., First Lien Initial Dollar Term Loan(o)	United States	3M US L + 4.50%	5.06%	02/19/26	$982,041	$977,950
Getty Images, Inc., First Lien Initial Euro Term Loan	United States	3M EUR L + 5.00%	5.00%	02/19/26	€290,568	321,530
Indy US Bidco LLC, First Lien Term Loan(o)	United States	1M US L + 3.75%	4.21%	03/06/28	$656,207	650,547
International Entertainment Investments, Ltd., First Lien C1 Term Loan(c)(d)	United Kingdom	6M GBP L + 4.75%	4.85%	05/31/23	£620,998	815,772
International Entertainment Investments, Ltd., First Lien C2 Term Loan(c)(d)	United Kingdom	6M GBP L + 4.75%	5.06%	05/31/23	382,153	502,013
MH Sub I LLC, First Lien 2020 June New Term Loan(o)	United States	1M US L + 3.75%	4.75%	09/13/24	$304,765	301,935
MH Sub I LLC, First Lien Amendment No. 2 Initial Term Loan(o)	United States	1M US L + 3.50%	3.96%	09/13/24	1,265,141	1,251,788
MH Sub I LLC, Second Lien 2021 Replacement Term Loan	United States	1M US L + 6.25%	6.71%	02/23/29	1,465,563	1,455,487
National CineMedia LLC, First Lien Initial Term Loan	United States	1M US L + 4.00%	5.00%	06/20/25	1,196,359	1,084,200
National CineMedia LLC, First Lien New Incremental Term Loan(c)	United States	1M US L + 8.00%	9.00%	12/20/24	1,624,778	1,535,415
National CineMedia, LLC, First Lien Revolving Term Loan	United States	3M SOFR + 8.00%	9.11%	06/20/23	429,452	409,052
Recorded Books, Inc., First Lien 2021 Replacement Term Loan(o)	United States	1M US L + 4.00%	4.39%	08/29/25	1,891,096	1,880,071
Tech 6, First Lien Tranche 1(d)	France	6M EUR L + 6.00%	6.00%	06/30/24	€299,698	350,607
Tech 6, First Lien Tranche 2(d)	France	6M EUR L + 6.00%	6.00%	06/30/24	352,807	412,737

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
MEDIA: DIVERSIFIED & PRODUCTION (continued)
Technicolor USA, Inc., First Lien Tranche 1 Term Loan(d)	France	6M EUR L + 3.00%	3.00%	12/31/24	880,390	962,493
Technicolor USA, Inc., US New Money Loan(d)	France	6M US L + 12.00%	12.45%	06/30/24	$257,592	267,413
William Morris Endeavor Entertainment LLC, First Lien B-1 Term Loan	United States	1M US L + 2.75%	3.21%	05/18/25	1,453,008	1,430,915
						18,396,087
METALS & MINING (0.19%)
American Consolidated Natural Resources, Inc., First Priority Term Loan(d)	United States	3M US L + 13.00%	14.00%	09/16/25	506,721	523,613
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan(o)	United States	3M US L + 4.50%	5.01%	08/30/28	675,972	671,960
						1,195,573
RETAIL (3.12%)
Ascena Retail Group, Inc., First Lien Tranche B Term Loan(h)	United States	1M US L + 4.50%	5.25%	08/21/22	1,435,369	4,486
Calceus Acquisition, Inc., First Lien Initial Term Loan(g)	United States	3M US L + 5.50%	6.00%	02/12/25	602,224	529,957
Eyemart Express LLC, First Lien B-1 Term Loan(c)(o)	United States	1M US L + 3.00%	4.00%	08/31/27	1,678,304	1,653,129
Hunkemoller B.V., First Lien Term Loan	Netherlands	2M EUR L + 3.75%	3.75%	02/10/23	€2,269,445	2,491,757
L1R HB Finance, Ltd., First Lien Facility B1 Term Loan	United Kingdom	3M SONIA + 5.25%	5.97%	09/02/24	£3,000,000	2,781,160
Mattress Firm, Inc., First Lien -2021 Term Loan(o)	United States	6M US L + 4.25%	5.64%	09/25/28	$1,301,845	1,277,442
MED ParentCo LP, First Lien Initial Term Loan(o)	United States	1M US L + 4.25%	4.71%	08/31/26	1,345,523	1,333,750
New Look Vision Group, Inc., First Lien Canadian Delayed Draw Term Loan(c)(e)	Canada	3M CDOR + 5.25%	6.43%	05/26/28	CAD 985,074	$787,965
New Look Vision Group, Inc., First Lien Canadian Revolving Term Loan(c)(e)	Canada	3M CDOR + 5.50%	6.43%	05/26/26	330,954	264,731
New Look Vision Group, Inc., First Lien Initial Term Loan(c)	Canada	3M CDOR + 5.25%	6.43%	05/26/28	2,478,545	1,982,598
Runner Buyer, Inc., First Lien Term Loan(c)(o)	United States	1M US L + 5.50%	6.25%	10/23/28	$1,288,668	1,237,121
RVR Dealership Holdings LLC, First Lien B Term Loan(o)	United States	3M US L + 3.75%	4.50%	02/08/28	1,334,235	1,276,423
Thrasio, LLC, Initial Term Loan(c)	United States	3M US L + 7.00%	8.01%	12/18/26	2,828,362	2,828,362
Tory Burch LLC, First Lien Initial B Term Loan(o)	United States	1M US L + 3.00%	3.50%	04/16/28	757,382	737,974
						19,186,855
SERVICES: BUSINESS (9.90%)
Acuris Finance US, Inc., First Lien Initial Dollar Term Loan(o)	United States	1M US L + 4.00%	4.50%	02/16/28	294,980	292,998
AEA International Holdings SARL, First Lien Initial Term Loan(c)(o)	Luxembourg	3M US L + 3.75%	4.81%	09/07/28	1,076,632	1,075,287
Alliant Holdings Intermediate LLC, First Lien 2018 Initial Term Loan(o)	United States	1M US L + 3.25%	3.71%	05/09/25	1,179,244	1,167,770
Alliant Holdings Intermediate LLC, First Lien 2019 New Term Loan(o)	United States	1M US L + 3.25%	3.71%	05/09/25	760,544	753,414
AMCP Clean Acquisition Company LLC, First Lien Delayed Draw Term Loan	United States	1M US L + 4.25%	4.71%	07/10/25	158,447	129,407

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SERVICES: BUSINESS (continued)
AMCP Clean Acquisition Company LLC, First Lien Term Loan	United States	1M US L + 4.25%	4.71%	07/10/25	654,768	534,762
Atlas CC Acquisition Corp., First Lien B Term Loan(o)	United States	3M US L + 4.25%	5.00%	05/25/28	707,523	705,644
Atlas CC Acquisition Corp., First Lien C Term Loan(o)	United States	3M US L + 4.25%	5.00%	05/25/28	143,903	143,521
AVSC Holding Corp., First Lien 2020 B-1 Term Loan(d)	United States	3M US L + 3.25%	4.25%	03/03/25	2,366,516	2,240,464
AVSC Holding Corp., First Lien 2020 B-3 Term Loan(d)(f)	United States		15.00%	10/15/26	2,093,667	2,315,161
Azalea Topco, Inc., First Lien Term Loan(g)(o)	United States	SOFR + 3.75%		07/25/26	526,164	521,888
Brook Bidco I Limited, CA Facility 1(c)(d)	Ireland	3M US L + 6.00%	6.75%	07/07/28	£425,173	558,526
Brook Bidco I Limited, CA Facility 2(c)(d)	Ireland	3M US L + 6.00%	6.75%	07/07/28	570,076	748,879
Brook Bidco I Limited, Facility B(c)(d)	Ireland	3M US L + 6.00%	6.31%	07/07/28	1,776,065	2,333,120
Chamber Bidco Limited, Facility B Term Loan(c)	United Kingdom	3M US L + 6.00%	6.50%	06/07/28	$4,870,000	4,870,000
Comet Bidco, Ltd., First Lien Facility B Term Loan	United Kingdom	6M US L + 5.29%	5.47%	09/27/24	£469,565	572,026
Comet Bidco, Ltd., First Lien Facility B2 Term Loan	United Kingdom	6M US L + 5.00%	6.00%	09/30/24	$2,228,275	2,094,579
Constellation Automotive Ltd, Term Loan	United Kingdom	3M SONIA + 7.50%	7.94%	07/16/29	£379,158	494,095
Dodge Data & Analytics LLC, First Lien Term Loan(c)	United States	3M SOFR + 4.75%	5.55%	02/10/29	$1,003,856	986,289
Dodge Data & Analytics LLC, Second Lien Term Loan(c)	United States	3M SOFR + 8.25%	8.75%	02/10/30	1,513,158	1,460,197
ENC Parent Corp., First Lien Delayed Draw Term Loan(e)(o)	United States	L + 4.25%		08/19/28	74,568	73,496
ENC Parent Corp., First Lien Initial Term Loan(o)	United States	3M US L + 4.25%	5.26%	08/19/28	834,697	822,698
Genuine Financial Holdings LLC, First Lien Initial Term Loan(o)	United States	1M US L + 3.75%	4.21%	07/11/25	$984,562	$975,243
GHX Ultimate Parent Corp., First Lien Initial Term Loan(c)(o)	United States	3M US L + 3.25%	4.26%	06/28/24	669,546	667,036
Gluware, Inc., First Lien Term Loan(c)(d)(f)	United States		12.50%	10/15/25	1,667,751	1,641,826
Hunter Holdco 3, Ltd., First Lien Initial Dollar Term Loan(c)(o)	United Kingdom	3M US L + 4.25%	5.26%	08/19/28	901,095	898,842
Mercury Borrower, Inc., First Lien Term Loan(c)(g)(o)	United States	L + 3.50%		08/02/28	155,666	154,694
Mercury Borrower, Inc., Second Lien Term Loan(c)(g)	United States	L + 6.50%		08/02/29	809,091	804,034
Midcap Invest UK Acquisition Facility(c)(d)(e)	United Kingdom	SONIA + 1.50%		05/05/28	£1,123,000	1,475,225
Midcap Invest UK Facility B(c)(d)	United Kingdom	12M SONIA + 5.50%	5.55%	05/05/28	2,527,000	3,319,584
Mitchell International, Inc., First Lien Term Loan(o)	United States	3M US L + 3.75%	4.25%	10/15/28	$1,659,525	1,635,296
Monotype Imaging Holdings, Inc., First Lien Term Loan	United States	3M US L + 5.00%	6.01%	10/31/26	2,468,677	2,470,232
Osmose Utilities Services, Inc., First Lien Initial Term Loan(o)	United States	1M US L + 3.25%	3.75%	06/23/28	786,353	777,998
Project Boost Purchaser LLC, First Lien Tranche 1 Term Loan(o)	United States	1M US L + 3.50%	3.96%	06/01/26	1,416,867	1,404,470
Project Boost Purchaser LLC, Second Lien Term Loan	United States	1M US L + 8.00%	8.46%	05/31/27	448,768	447,085

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
SERVICES: BUSINESS (continued)
Refine Intermediate, Inc., Facility B Term Loan(c)	United States	3M US L + 4.50%	5.50%	03/03/27	1,915,751	1,915,751
Refine Intermediate, Inc., Revolving Facility Term Loan(c)(e)	United States	L + 0.50%		09/03/26	467,256	467,256
Smartronix Initial Term Loan(c)	United States	3M US L + 6.00%	7.01%	11/23/28	4,150,598	4,098,715
Smartronix Revolving Loan(c)(e)	United States	L + 0.50%		11/23/27	711,000	702,113
Sophia LP, First Lien Term Loan(o)	United States	3M US L + 3.50%	4.26%	10/07/27	1,432,903	1,421,562
SumUp Holdings Midco SARL Delayed Draw(c)	Luxembourg	3M EUR L + 8.50%	10.00%	02/17/26	€3,299,189	3,649,747
Trader Interactive LLC, First Lien Initial Term Loan(c)(o)	United States	1M US L + 4.00%	4.50%	07/28/28	$360,905	357,296
USIC Holdings, Inc., First Lien Initial Term Loan(o)	United States	1M US L + 3.50%	4.25%	05/12/28	1,536,813	1,524,050
USIC Holdings, Inc., Second Lien Initial Term Loan	United States	1M US L + 6.50%	7.25%	05/14/29	764,488	757,799
Venga Finance SARL, First Lien Term Loan(g)(o)	Luxembourg	L + 4.75%		11/05/28	1,055,084	1,028,380
WCI-Gigawatt Purchaser, LLC, Initial Delayed Draw Term Loan(c)(e)	United States	3M US L + 5.75%	6.75%	11/19/27	542,095	536,674
WCI-Gigawatt Purchaser, LLC, Initial Term Loan(c)	United States	3M US L + 5.75%	6.75%	11/19/27	2,502,728	2,477,700
WCI-Gigawatt Purchaser, LLC, Revolving Loan(c)(e)	United States	3M US L + 5.75%	6.75%	11/19/27	362,000	358,380
						60,861,209
SERVICES: CONSUMER (2.72%)
Arches Buyer, Inc., First Lien Refinancing Term Loan(o)	United States	1M US L + 3.25%	3.75%	12/06/27	1,410,714	1,389,927
Foundational Education Group, Inc., Second Lien Initial Term Loan	United States	1M US L + 6.50%	7.00%	08/31/29	1,333,333	1,326,113
MZR Buyer, LLC, Initial Term Loan(c)	United States	3M US L + 6.75%	7.76%	12/21/26	2,633,901	2,633,901
MZR Buyer, LLC, Revolving Loan(c)(e)	United States	L + 0.50%		12/21/26	341,954	341,954
Pack-A-Punch Bidco Limited Acquisition Facility(c)(e)	United Kingdom	1M GBP L + 5.75%	6.20%	07/15/28	£580,000	758,105
Pack-A-Punch Bidco Limited Facility B(c)	United Kingdom	1M GBP L + 5.75%	5.80%	07/15/28	£1,095,000	$1,431,250
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan(o)	United States	3M US L + 3.75%	4.21%	03/31/27	$730,351	724,421
Refficiency Holdings LLC, First Lien Term Loan(o)	United States	1M US L + 3.75%	4.50%	12/16/27	356,031	352,619
Refficiency Holdings LLC, First Lien Term Loan(e)(o)	United States	3M US L + 3.75%	4.50%	12/16/27	69,327	68,662
The Knot Worldwide, Inc., First Lien Term Loan(f)	United States		4.91%	12/22/25	1,575,442	1,572,488
Titan Acquisitionco New Zealand Ltd., First Lien Term Loan(o)	United States	3M US L + 4.00%	5.01%	10/18/28	922,040	916,660
Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan	United States	1M US L + 4.00%	4.46%	01/25/24	3,304,508	3,129,997
Viad Corp, First Lien Initial Term Loan(o)	United States	1M US L + 5.00%	5.50%	07/30/28	710,714	704,496
Zeppelin Bidco Pty Limited, Facility B(c)	Australia	6M BBSY + 5.00%	5.19%	06/28/24	AUD 1,804,348	1,350,196
						16,700,789
TELECOMMUNICATIONS (2.76%)
Cincinnati Bell, Inc., First Lien Term Loan(o)	United States	3M SOFR + 3.25%	4.05%	11/17/28	$689,395	682,718

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
TELECOMMUNICATIONS (continued)
Connect Finco SARL, First Lien Amendment No. 1 Refinancing Term Loan(i)(o)	United Kingdom	1M US L + 3.50%	4.50%	12/11/26	1,471,228	1,461,297
DC Blox Inc., Initial Advance(c)(d)(e)	United States	1M US L + 8.00%	9.00%	03/22/26	4,778,536	4,778,536
GTT Communications BV, First Lien Closing Date EMEA Term Loan(d)	United States	3M EUR L + 5.25%	5.25%	05/31/25	€1,883,005	1,732,877
GTT Communications, Inc., First Lien Closing Date U.S. Term Loan(d)	United States	3M US L + 4.25%	7.25%	05/31/25	$1,834,686	1,510,525
Horizon Telcom, Inc., First Lien Delayed Draw Term Loan(c)	United States	1M US L + 5.00%	6.00%	06/15/23	43,931	43,931
Horizon Telcom, Inc., First Lien Revolving Term Loan(c)	United States	1M US L + 5.00%	6.00%	06/15/23	5,793	5,793
Horizon Telcom, Inc., First Lien Term Loan(c)	United States	1M US L + 5.00%	6.00%	06/15/23	646,510	646,510
LOGIX Holding Company LLC, First Lien Initial Term Loan	United States	1M US L + 5.75%	6.75%	12/22/24	330,300	311,308
Mavenir Systems, Inc., First Lien Initial Term Loan(o)	United States	3M US L + 4.75%	5.25%	08/18/28	849,422	846,768
Northwest Fiber LLC, First Lien B-2 Term Loan(d)(o)	United States	1M US L + 3.75%	4.14%	04/30/27	938,149	923,096
UPC Financing Partnership, First Lien Facility AX Term Loan(o)	United States	3M US L + 3.00%	3.40%	01/31/29	1,113,586	1,101,292
Voyage Australia Pty, Ltd., First Lien Initial U.S. Term Loan(o)	Australia	3M US L + 3.50%	4.00%	07/20/28	639,434	634,638
Zacapa SARL, First Lien B Term Loan(o)	Luxembourg	3M SOFR + 4.25%	4.77%	02/12/29	967,209	963,098
Zayo Group Holdings, Inc., First Lien Initial Dollar Term Loan(o)	United States	1M US L + 3.00%	3.46%	03/09/27	1,337,300	1,303,313
						16,945,700
TRANSPORTATION: CARGO (0.49%)
AIT Worldwide Logistics Holdings, Inc., First Lien Initial Term Loan(o)	United States	3M US L + 4.75%	5.50%	04/06/28	1,336,496	1,329,813
Carriage Purchaser, Inc., First Lien B Term Loan(o)	United States	1M US L + 4.25%	5.00%	09/30/28	574,689	573,074
Grammer Purchaser, Inc., First Lien Revolving Term Loan(c)(e)	United States	L + 0.50%		09/30/24	90,000	90,000
Grammer Purchaser, Inc., First Lien Term Loan(c)	United States	3M US L + 4.50%	5.50%	09/30/24	$1,017,714	$1,017,713
						3,010,600
TRANSPORTATION: CONSUMER (0.81%)
Grab Holdings, Inc., First Lien Initial Term Loan(o)	Singapore	3M US L + 4.50%	5.50%	01/29/26	919,779	901,384
Lakeland Holdings LLC, Holdco First Lien Term Loan(d)(f)(h)	United States		13.25%	09/25/27	717,940	509,737
Safe Fleet Holdings LLC, Second Lien Initial Term Loan	United States	3M US L + 6.75%	7.75%	02/02/26	667,223	665,555
Toro Private Holdings III, Ltd., First Lien Initial (Super Priority) Term Loan(d)	Luxembourg	3M US L + 2.50%	3.50%	02/28/25	505,622	525,637
Uber Technologies, Inc., First Lien 2021 Incremental Term Loan(o)	United States	1M US L + 3.50%	3.96%	04/04/25	1,741,740	1,740,799
United AirLines, Inc., First Lien Class B Term Loan(o)	United States	3M US L + 3.75%	4.50%	04/21/28	636,436	630,027
						4,973,139

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
UTILITIES: ELECTRIC (0.25%)
New Frontera Holdings LLC, First Lien Term Loan(c)	United States	3M US L + 13.00%	14.01%	07/28/26	915,242	979,309
New Frontera Holdings LLC, Second Lien Term Loan(c)	United States	3M US L + 1.50%	2.51%	07/28/28	888,345	533,007
						1,512,316
UTILITIES: OIL & GAS (0.18%)
Delek US Holdings, Inc., First Lien Initial Term Loan(o)	United States	1M US L + 2.25%	2.71%	03/31/25	1,103,469	1,076,473

WHOLESALE (1.17%)
Foundation Building Materials, Inc., First Lien Initial Term Loan(o)	United States	3M US L + 3.25%	3.75%	01/31/28	751,234	739,214
Infinite Bidco LLC, First Lien Initial Term Loan(o)	United States	3M US L + 3.75%	4.26%	03/02/28	538,930	531,186
Infinite Bidco LLC, Second Lien Initial Term Loan	United States	3M US L + 7.00%	7.51%	03/02/29	1,403,935	1,389,896
Specialty Building Products Holdings LLC, First Lien Term Loan(o)	United States	1M US L + 3.75%	4.25%	10/15/28	1,170,458	1,145,222
SRS Distribution, Inc., First Lien 2021 Refinancing Term Loan(o)	United States	3M US L + 3.50%	4.02%	06/02/28	1,159,978	1,147,416
SRS Distribution, Inc., First Lien Term Loan(o)	United States	3M SOFR + 3.50%	4.00%	06/05/28	322,250	318,826
Staples, Inc., First Lien Term Loan	United States	3M US L + 5.00%	5.32%	04/16/26	740,179	701,164
WSP Midco LLC Initial Term Loan(c)	United States	1M US L + 6.25%	7.25%	04/27/27	1,070,039	1,035,263
WSP Midco LLC, Delayed Draw Term Loan(c)(e)	United States	L + 0.50%		04/27/23	158,380	153,233
WSP Midco LLC, Revolving Loan(c)(e)	United States	3M US L + 6.25%	7.21%	04/27/27	38,602	37,347
						7,198,767
TOTAL BANK LOANS
(Cost $420,054,213)						414,097,574

CORPORATE BONDS (22.03%)(f)
AEROSPACE & DEFENSE (0.95%)
F-Brasile SpA(i)	Italy		7.38%	08/15/26	$2,331,000	2,103,728
Global Aircraft Leasing Co., Ltd., Series 2021(c)(d)(i)	Cayman Islands		6.50%	09/15/24	$860,000	$757,432
Rolls-Royce PLC(i)	United Kingdom		5.75%	10/15/27	419,000	431,109
Spirit AeroSystems, Inc.(i)	United States		7.50%	04/15/25	1,265,000	1,309,838
TransDigm, Inc.	United States		4.63%	01/15/29	1,171,000	1,096,734
TransDigm, Inc.(i)	United States		8.00%	12/15/25	150,000	156,611
						5,855,452
AUTOMOTIVE (0.21%)(i)
AAG FH LP	Canada		9.75%	07/15/24	1,303,000	1,287,402

BANKING (0.08%)(i)
Paysafe Finance PLC	United States		4.00%	06/15/29	570,000	485,925

BEVERAGE, FOOD, & TOBACCO (1.20%)
Carrols Restaurant Group, Inc.(i)	United States		5.88%	07/01/29	975,000	800,893
H-Food Holdings LLC(i)	United States		8.50%	06/01/26	1,379,000	1,327,231
Ocado Group PLC(i)	United Kingdom		3.88%	10/08/26	£573,000	674,288

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
BEVERAGE, FOOD, & TOBACCO (continued)
Post Holdings, Inc.(i)	United States		4.50%	09/15/31	$1,044,000	924,246
Post Holdings, Inc.(i)	United States		5.50%	12/15/29	500,000	481,828
Punch Finance PLC(i)	United Kingdom		6.13%	06/30/26	£492,000	637,447
Punch Finance PLC	United Kingdom		6.13%	06/30/26	540,000	699,636
Quidditch Acquisition, Inc.(c)(i)	United States		11.25%	03/21/25	$1,750,000	1,813,766
						7,359,335
CAPITAL EQUIPMENT (1.27%)
ASP Unifrax Holdings, Inc.(i)	United States		5.25%	09/30/28	968,000	902,278
ASP Unifrax Holdings, Inc.	United States		7.50%	09/30/29	530,000	472,352
Manitowoc Co., Inc.(i)	United States		9.00%	04/01/26	1,347,000	1,406,521
Sensata Technologies BV(i)	United States		4.00%	04/15/29	576,000	549,204
Standard Industries, Inc.(i)	United States		4.75%	01/15/28	1,738,000	1,673,397
Victors Merger Corp.(i)	United States		6.38%	05/15/29	1,600,000	1,314,000
Wabash National Corp.(i)	United States		4.50%	10/15/28	1,670,000	1,509,263
						7,827,015
CHEMICALS, PLASTICS, & RUBBER (1.28%)(i)
Nufarm Australia, Ltd. / Nufarm Americas, Inc.	Australia		5.00%	01/27/30	2,218,000	2,193,462
Olympus Water US Holding Corp.	United States		6.25%	10/01/29	1,119,000	991,602
PMHC II, Inc.	United States		9.00%	02/15/30	2,062,000	1,818,724
Venator Finance SARL	United States		5.75%	07/15/25	1,906,000	1,544,529
Venator Finance SARL	United States		9.50%	07/01/25	1,269,000	1,337,984
						7,886,301
CONSUMER GOODS: DURABLE (0.09%)(i)
Ctec II GmbH	Germany		5.25%	02/15/30	€518,000	529,150

CONSUMER GOODS: NON-DURABLE (0.34%)(i)
Coty, Inc./HFC Prestige Products Inc/HFC Prestige International US LLC	United States		4.75%	01/15/29	$1,897,000	1,779,367
Energizer Holdings, Inc.	United States		4.75%	06/15/28	356,000	325,154
						2,104,521
CONTAINERS, PACKAGING, & GLASS (1.01%)
Ardagh Metal Packaging Finance USA LLC(i)	United States		3.25%	09/01/28	855,000	778,825
Ardagh Metal Packaging Finance USA LLC(i)	United States		4.00%	09/01/29	1,580,000	1,426,621
Ball Corp.	United States		3.13%	09/15/31	$1,488,000	$1,328,505
Kleopatra Holdings 2 SCA(i)	Luxembourg		6.50%	09/01/26	€1,616,000	1,354,644
Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc.(i)	United States		4.38%	10/15/28	$472,000	433,532
Titan Holdings II BV(i)	Netherlands		5.13%	07/15/29	€852,000	867,071
						6,189,198
ENERGY: OIL & GAS (0.04%)
Alta Mesa Holdings LP(c)(h)	United States		7.88%	12/15/24	$968,000	1,259
Magnolia Oil & Gas Operating LLC(i)	United States		6.00%	08/01/26	221,000	225,674
						226,933
ENVIRONMENTAL INDUSTRIES (0.18%)(i)
GFL Environmental, Inc.	Canada		4.00%	08/01/28	1,202,000	1,106,591

FIRE: FINANCE (1.94%)(i)
Advisor Group Holdings, Inc.	United States		10.75%	08/01/27	305,000	328,904

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
FIRE: FINANCE (continued)
AG Issuer LLC(o)	United States		6.25%	03/01/28	1,446,000	1,449,615
Aretec Escrow Issuer, Inc.	United States		7.50%	04/01/29	2,487,000	2,400,266
BCP V Modular Services Finance II PLC	United Kingdom		6.13%	11/30/28	£572,000	716,127
BCP V Modular Services Finance II PLC	United Kingdom		4.75%	11/30/28	€337,000	357,709
Cobra AcquisitionCo LLC	United States		6.38%	11/01/29	$1,869,000	1,602,356
Encore Capital Group, Inc.	United States		4.25%	06/01/28	£672,000	816,907
HighTower Holding LLC	United States		6.75%	04/15/29	$1,059,000	1,041,105
Jane Street Group / JSG Finance, Inc.	United States		4.50%	11/15/29	763,000	724,373
Jefferson Capital Holdings LLC	United States		6.00%	08/15/26	1,181,000	1,125,611
StoneX Group, Inc.	United States		8.63%	06/15/25	1,275,000	1,335,394
						11,898,367
FIRE: INSURANCE (0.09%)(i)
NFP Corp.	United States		6.88%	08/15/28	579,000	553,669

FIRE: REAL ESTATE (0.64%)(i)
Blackstone Mortgage Trust, Inc.	United States		3.75%	01/15/27	760,000	712,247
Iron Mountain, Inc.	United States		5.25%	03/15/28	1,163,000	1,152,097
Ladder Capital Finance Holdings LLLP	United States		4.25%	02/01/27	1,125,000	1,079,438
Ladder Capital Finance Holdings LLLP	United States		4.75%	06/15/29	448,000	424,216
United Wholesale Mortgage LLC	United States		5.50%	04/15/29	619,000	552,604
						3,920,602
HEALTHCARE & PHARMACEUTICALS (2.35%)(i)
Acadia Healthcare Co., Inc.	United States		5.00%	04/15/29	222,000	219,155
Acadia Healthcare Co., Inc.	United States		5.50%	07/01/28	325,000	326,934
AHP Health Partners, Inc.	United States		5.75%	07/15/29	1,933,000	1,796,736
Bausch Health Cos., Inc.	United States		5.25%	01/30/30	894,000	702,907
Bausch Health Cos., Inc.	United States		5.25%	02/15/31	1,109,000	866,074
Bausch Health Cos., Inc.	United States		6.25%	02/15/29	486,000	400,719
Cheplapharm Arzneimittel GmbH	Germany		5.50%	01/15/28	1,180,000	1,144,734
Jazz Securities DAC	United States		4.38%	01/15/29	1,475,000	1,431,672
Mozart Debt Merger Sub, Inc.	United States		5.25%	10/01/29	1,809,000	1,686,350
Option Care Health, Inc.	United States		4.38%	10/31/29	632,000	595,265
Organon & Co.	United States		4.13%	04/30/28	1,720,000	1,639,805
Organon & Co.	United States		5.13%	04/30/31	2,022,000	1,955,021
Select Medical Corp.	United States		6.25%	08/15/26	1,609,000	1,666,714
						14,432,086
HIGH TECH INDUSTRIES (0.64%)(i)
Condor Merger Sub, Inc.	United States		7.38%	02/15/30	$2,609,000	$2,502,567
eDreams ODIGEO SA	Spain		5.50%	07/15/27	€640,000	691,723
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.	United States		3.88%	02/01/29	$826,000	756,554
						3,950,844
HOTEL, GAMING, & LEISURE (1.78%)
Allwyn Entertainment Financing UK PLC(b)(i)	United Kingdom	3M EUR L + 4.13%	4.13%	02/15/28	€764,000	832,319
Caesars Entertainment, Inc.(i)	United States		4.63%	10/15/29	$597,000	559,688
Cinemark USA, Inc.(i)	United States		5.25%	07/15/28	987,000	923,571
Inter Media and Communication SpA(i)	Italy		6.75%	02/09/27	€595,000	644,601
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.(i)	United States		5.63%	09/01/29	$2,018,000	1,734,683
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.(i)	United States		5.88%	09/01/31	2,018,000	1,727,912

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
HOTEL, GAMING, & LEISURE (continued)
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.(i)	United States		6.63%	03/01/30	1,268,000	1,249,931
Station Casinos LLC(i)	United States		4.63%	12/01/31	1,492,000	1,365,375
Stonegate Pub Co. Financing 2019 PLC	United Kingdom		8.00%	07/13/25	£833,000	1,114,012
Stonegate Pub Co. Financing 2019 PLC(i)	United Kingdom		8.25%	07/31/25	603,000	808,069
						10,960,161
MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.62%)(i)
Castle US Holding Corp.	United States		9.50%	02/15/28	$932,000	927,001
Cimpress PLC	Ireland		7.00%	06/15/26	875,000	833,984
Stagwell Global LLC	United States		5.63%	08/15/29	2,185,000	2,065,535
						3,826,520
MEDIA: BROADCASTING & SUBSCRIPTION (0.19%)(i)
CSC Holdings LLC	United States		4.63%	12/01/30	716,000	598,522
IPD 3 BV	France		5.50%	12/01/25	€494,000	547,671
						1,146,193
MEDIA: DIVERSIFIED & PRODUCTION (0.79%)
Getty Images, Inc.(i)	United States		9.75%	03/01/27	$2,310,000	2,398,863
National CineMedia LLC	United States		5.75%	08/15/26	3,117,000	2,298,580
National CineMedia LLC(i)	United States		5.88%	04/15/28	193,000	168,566
						4,866,009
RETAIL (1.55%)
Asbury Automotive Group, Inc.	United States		4.50%	03/01/28	294,000	283,212
Asbury Automotive Group, Inc.(i)	United States		4.63%	11/15/29	873,000	815,709
Asbury Automotive Group, Inc.	United States		4.75%	03/01/30	810,000	764,944
Douglas GmbH(i)	Germany		6.00%	04/08/26	€961,000	1,014,525
Group 1 Automotive, Inc.(i)	United States		4.00%	08/15/28	$707,000	659,719
Kirk Beauty SUN GmbH(d)(i)	Germany		8.25%	10/01/26	€965,000	987,249
LCM Investments Holdings II LLC(i)	United States		4.88%	05/01/29	$1,016,000	958,525
Lithia Motors, Inc.(i)	United States		4.38%	01/15/31	1,554,000	1,505,438
Maxeda DIY Holding BV(i)	Netherlands		5.88%	10/01/26	€414,000	444,421
Penske Automotive Group, Inc.	United States		3.75%	06/15/29	$2,334,000	2,093,481
						9,527,223
SERVICES: BUSINESS (0.86%)
Constellation Automotive Financing PLC(i)	United Kingdom		4.88%	07/15/27	£961,000	1,157,318
Constellation Automotive Financing PLC	United Kingdom		4.88%	07/15/27	728,000	876,720
NESCO Holdings II, Inc.(i)	United States		5.50%	04/15/29	$617,000	611,208
Syneos Health, Inc.(i)	United States		3.63%	01/15/29	2,548,000	2,361,677
US Acute Care Solutions LLC(i)	United States		6.38%	03/01/26	$266,000	$264,016
						5,270,939
SERVICES: CONSUMER (0.24%)(i)
Paganini Bidco SpA(b)	Italy	3M EUR L + 4.25%	4.25%	10/30/28	€100,000	109,797
WW International, Inc.	United States		4.50%	04/15/29	$1,664,000	1,358,145
						1,467,942
TELECOMMUNICATIONS (2.30%)
Altice France Holding SA(i)	Luxembourg		6.00%	02/15/28	1,759,000	1,519,336
Altice France SA(i)	France		5.50%	10/15/29	2,971,000	2,686,527
Cablevision Lightpath LLC(i)	United States		5.63%	09/15/28	320,000	291,760
Connect Finco SARL(o)	United Kingdom		6.75%	10/01/26	937,000	957,146
Frontier Communications Holdings LLC(i)	United States		6.00%	01/15/30	407,000	376,984
Frontier Communications Holdings LLC(i)	United States		6.75%	05/01/29	1,207,000	1,160,228
Iliad Holding SASU(i)	France		6.50%	10/15/26	1,103,000	1,106,571

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
WHOLESALE (continued)
Iliad Holding SASU(i)	France		7.00%	10/15/28	1,103,000	1,106,193
Kaixo Bondco Telecom SA(i)	Spain		5.13%	09/30/29	€876,000	911,755
Northwest Fiber LLC(i)	United States		6.00%	02/15/28	$124,000	109,402
Northwest Fiber LLC(i)	United States		10.75%	06/01/28	1,331,000	1,388,413
United Group BV(i)	Netherlands		3.13%	02/15/26	€475,000	492,138
United Group BV(i)	Netherlands		3.63%	02/15/28	707,000	707,663
United Group BV(b)(i)	Netherlands	3M EUR L + 3.25%	3.25%	02/15/26	309,000	328,202
United Group BV(b)(i)	Netherlands	3M EUR L + 4.88%	4.88%	02/01/29	889,000	964,185
						14,106,503
TRANSPORTATION: CARGO (0.16%)(b)(d)(i)
Anarafe SL	Spain	3M EUR L + 11.75%	11.75%	03/31/26	797,488	1,001,326

TRANSPORTATION: CONSUMER (0.14%)(i)
Uber Technologies, Inc.	United States		4.50%	08/15/29	$932,000	874,333

WHOLESALE (1.09%)(i)
Beacon Roofing Supply, Inc.	United States		4.13%	05/15/29	1,500,000	1,387,500
Beacon Roofing Supply, Inc.	United States		4.50%	11/15/26	87,000	86,875
GYP Holdings III Corp.	United States		4.63%	05/01/29	1,399,000	1,298,282
Specialty Building Products Holdings LLC(o)	United States		6.38%	09/30/26	1,449,000	1,475,867
SRS Distribution, Inc.	United States		4.63%	07/01/28	622,000	594,455
SRS Distribution, Inc.	United States		6.00%	12/01/29	283,000	263,269
SRS Distribution, Inc.	United States		6.13%	07/01/29	659,000	614,422
Staples, Inc.	United States		7.50%	04/15/26	743,000	717,366
TPro Acquisition Corp.	United States		11.00%	10/15/24	251,000	264,528
						6,702,564
TOTAL CORPORATE BONDS
(Cost $145,400,384)						135,363,104

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
CONVERTIBLE CORPORATE BONDS (0.20%)(f)
FIRE: REAL ESTATE (0.20%)
Apollo Commercial Real Estate Finance, Inc.	United States		5.38%	10/15/23	$1,216,000	$1,212,261

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $997,946)						1,212,261

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
COLLATERALIZED LOAN OBLIGATIONS (13.23%)(b)(i)
DEBT (13.11%)
Adagio IV CLO, Ltd., Series 2021-A	Ireland	3M EUR L + 8.52%	8.52%	04/15/34	€250,000	253,822
Allegro CLO VII, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.75%	5.99%	06/13/31	$250,000	215,596
Allegro CLO X, Ltd., Series 2019-1A	Cayman Islands	3M US L + 6.88%	7.13%	04/20/32	400,000	368,917
AMMC CLO XI, Ltd., Series 2018-11A	Cayman Islands	3M US L + 5.80%	6.10%	04/30/31	400,000	357,415
AMMC CLO XVIII, Ltd., Series 2018-18A	Cayman Islands	3M US L + 6.00%	6.51%	05/26/31	700,000	623,815
Anchorage Credit Funding 13, Ltd., Series 2021-13A(f)	Cayman Islands		6.92%	07/27/39	2,300,000	1,993,711

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
Anchorage Credit Funding 14, Ltd., Series 2021-14A(f)	Cayman Islands		7.45%	01/21/40	850,000	754,204
Anchorage Credit Funding Ltd., Series 2021-13A(f)	Cayman Islands	-	6.84%	07/27/39	350,000	300,007
Apex Credit CLO 2018-I, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.65%	5.91%	04/25/31	300,000	247,898
Apex Credit CLO 2019, Ltd., Series 2019-1A	Cayman Islands	3M US L + 7.10%	7.34%	04/18/32	400,000	366,979
Arbour CLO II DAC, Series 2021-2A	Ireland	3M EUR L + 8.30%	8.30%	04/15/34	€500,000	493,169
Atlas Senior Loan Fund VII, Ltd., Series 2018-7A	Cayman Islands	3M US L + 6.40%	6.91%	11/27/31	$300,000	254,380
Atlas Senior Loan Fund X, Ltd., Series 2018-10A	Cayman Islands	3M US L + 5.70%	5.94%	01/15/31	300,000	245,431
Atlas Senior Loan Fund XI, Ltd., Series 2018-11A	Cayman Islands	3M US L + 5.75%	6.02%	07/26/31	250,000	206,709
Atlas Senior Loan Fund XII, Ltd., Series 2018-12A	Cayman Islands	3M US L + 5.95%	6.21%	10/24/31	100,000	81,859
Atlas Senior Loan Fund XIII, Series 2019-13A	Cayman Islands	3M US L + 6.95%	7.21%	04/22/31	400,000	330,494
Atlas Senior Loan Fund XIV, Series 2019-14A	Cayman Islands	3M US L + 6.94%	7.19%	07/20/32	650,000	557,303
Atlas Senior Loan Fund, Ltd., Series 2021-18A	Cayman Islands	3M US L + 7.16%	7.40%	01/18/35	600,000	569,885
Barings Euro CLO 2018-3 DAC, Series 2018-3A	Netherlands	3M EUR L + 7.93%	7.93%	07/27/31	€400,000	397,955
Barings Euro CLO 2019-2 DAC, Series 2020-2A	Ireland	3M EUR L + 8.78%	8.78%	07/24/32	400,000	394,332
Barings Euro CLO 2020-1 DAC, Series 2021-1A	Ireland	3M EUR L + 8.78%	8.78%	10/21/34	675,000	673,380
Barings Euro CLO 2021-2 DAC, Series 2021-2A	Ireland	3M EUR L + 8.99%	8.99%	10/15/34	700,000	696,745
Blackrock European CLO III Designated Activity Co., Series 2021-3A	Ireland	3M EUR L + 8.56%	8.56%	07/19/35	675,000	666,054
BlueMountain CLO 2016-3, Ltd., Series 2018-3A	Cayman Islands	3M US L + 5.95%	6.46%	11/15/30	$300,000	263,334
BlueMountain CLO 2018-1, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.95%	6.25%	07/30/30	400,000	358,484
BlueMountain CLO 2018-3, Ltd., Series 2018-3A	Cayman Islands	3M US L + 5.95%	6.21%	10/25/30	$2,400,000	$2,179,150
Cairn CLO XIII DAC, Series 2021-13A	Netherlands	3M EUR L + 8.44%	8.44%	10/20/33	€700,000	680,584
Carlyle Euro CLO 2017-1 DAC, Series 2021-1A	Ireland	3M EUR L + 8.89%	8.89%	07/15/34	450,000	447,770
Carlyle Euro CLO 2021-1 DAC, Series 2021-1A	Ireland	3M EUR L + 8.49%	8.49%	01/15/34	700,000	674,706
Carlyle Euro CLO 2021-2 DAC, Series 2021-2A	Ireland	3M EUR L + 8.77%	8.77%	10/15/35	1,100,000	1,094,316
Carlyle Global Market Strategies CLO 2012-4, Ltd., Series 2019-4A	United States	3M US L + 7.29%	7.55%	04/22/32	$1,300,000	1,218,738
Carlyle Global Market Strategies CLO 2013-3, Ltd., Series 2017-3A	Cayman Islands	3M US L + 1.70%	1.94%	10/15/30	300,000	287,892
Carlyle Global Market Strategies CLO 2013-3, Ltd., Series 2017-3A	Cayman Islands	3M US L + 5.50%	5.74%	10/15/30	400,000	359,414
Carlyle Global Market Strategies CLO 2015-5, Ltd., Series 2019-5A	Cayman Islands	3M US L + 6.70%	6.95%	01/20/32	400,000	367,130

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
Carlyle Global Market Strategies CLO 2017-3, Ltd., Series 2017-3A	Cayman Islands	3M US L + 6.11%	6.36%	07/20/29	400,000	350,778
CARLYLE US CLO 2017-1, Ltd., Series 2017-1A	Cayman Islands	3M US L + 6.00%	6.25%	04/20/31	400,000	358,250
CarVal CLO II, Ltd., Series 2021-1A	Cayman Islands	3M US L + 6.57%	6.82%	04/20/32	2,000,000	1,901,706
Cathedral Lake VIII, Ltd., Series 2021-8A	Cayman Islands	3M US L + 7.49%	7.59%	01/20/35	200,000	189,153
CBAM 2017-2, Ltd., Series 2021-2A	Cayman Islands	3M US L + 7.10%	7.34%	07/17/34	500,000	488,044
Cedar Funding IV CLO, Ltd., Series 2021-4A	Cayman Islands	3M US L + 6.61%	6.87%	07/23/34	650,000	611,943
CIFC European Funding CLO II DAC, Series 2020-2A	Ireland	3M EUR L + 7.70%	7.70%	04/15/33	€400,000	389,832
CIFC Funding 2013-III-R, Ltd., Series 2018-3RA	Cayman Islands	3M US L + 5.90%	6.16%	04/24/31	$500,000	452,415
CIFC Funding 2014-II-R, Ltd., Series 2018-2RA	Cayman Islands	3M US L + 5.69%	5.95%	04/24/30	300,000	276,579
Clarinda Park CLO DAC, Series 2021-1A	Ireland	3M EUR L + 7.62%	7.62%	02/15/34	€400,000	389,653
Columbia Cent CLO 29, Ltd., Series 2021-29A	Cayman Islands	3M US L + 6.86%	7.11%	10/20/34	$300,000	277,608
Columbia Cent CLO 31, Ltd., Series 2021-31A	Cayman Islands	3M US L + 6.55%	6.80%	04/20/34	400,000	366,144
Crestline Denali CLO XIV, Ltd., Series 2018-1A	Cayman Islands	3M US L + 6.35%	6.61%	10/23/31	250,000	219,219
Crestline Denali CLO XVII, Ltd., Series 2018-1A	Cayman Islands	3M US L + 3.25%	3.49%	10/15/31	400,000	362,120
Crown Point CLO 7, Ltd., Series 2018-7A	Cayman Islands	3M US L + 6.30%	6.55%	10/20/31	250,000	214,654
Crown Point CLO IV, Ltd., Series 2018-4A	Cayman Islands	3M US L + 5.50%	5.75%	04/20/31	300,000	262,085
CVC Cordatus Loan Fund VIII DAC, Series 2021-8A	Ireland	3M EUR L + 8.37%	8.37%	07/15/34	€700,000	695,834
CVC Cordatus Loan Fund XVII DAC, Series 2021-17A	Ireland	3M EUR L + 8.56%	8.56%	11/18/33	600,000	584,144
CVC Cordatus Loan Fund XX DAC, Series 2021-20A	Ireland	3M EUR L + 8.33%	8.33%	06/22/34	600,000	585,107
Dartry Park CLO DAC, Series 2021-1A	Ireland	3M EUR L + 7.67%	7.67%	01/28/34	2,250,000	2,187,253
Dryden 68 CLO, Ltd., Series 2021-68A	Cayman Islands	3M US L + 6.75%	6.99%	07/15/35	$3,950,000	3,690,983
Dryden Euro CLO, Series 2021-88A	Netherlands	3M EUR L + 8.38%	8.38%	07/20/34	€250,000	243,844
Elevation CLO 2018-9, Ltd., Series 2018-9A	Cayman Islands	3M US L + 6.30%	6.54%	07/15/31	$550,000	487,389
Euro-Galaxy IV CLO DAC, Series 2021-4A	Netherlands	3M EUR L + 8.88%	8.88%	07/30/34	€450,000	448,610
GoldenTree Loan Management EUR CLO 3 DAC, Series 2019-3A	Ireland	3M EUR L + 8.32%	8.32%	01/20/32	300,000	298,530
GoldenTree Loan Management EUR CLO 4 DAC, Series 2021-4A	Ireland	3M EUR L + 8.58%	8.58%	07/20/34	€500,000	$492,716
Greywolf CLO V, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.85%	6.11%	01/27/31	$1,625,000	1,500,402
Harvest CLO XXVI DAC, Series 2021-26A	Ireland	3M EUR L + 8.55%	8.55%	01/15/34	€750,000	737,695
Hayfin Emerald CLO II DAC, Series 2021-2A	Ireland	3M EUR L + 8.43%	8.43%	05/27/34	1,050,000	1,023,890
Hayfin Emerald CLO III DAC, Series 2021-3A	Ireland	3M EUR L + 8.88%	8.88%	01/15/35	300,000	295,618
Hayfin Emerald CLO VII DAC, Series 2021-7A	Ireland	3M EUR L + 8.65%	8.65%	04/15/34	300,000	291,694
Hayfin US XII, Ltd., Series 2018-9A	Cayman Islands	3M US L + 6.15%	6.43%	04/28/31	$300,000	269,524
ICG US CLO 2014-2, Ltd., Series 2018-2A	Cayman Islands	3M US L + 5.20%	5.44%	01/15/31	250,000	216,710
ICG US CLO 2015-2R, Ltd., Series 2020-2RA	Cayman Islands	3M US L + 6.99%	7.23%	01/16/33	600,000	563,879
ICG US CLO 2016-1, Ltd., Series 2021-1A	Cayman Islands	3M US L + 7.44%	7.74%	04/29/34	1,050,000	995,024

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
ICG US CLO 2017-1, Ltd., Series 2021-1A	Cayman Islands	3M US L + 7.36%	7.64%	07/28/34	650,000	613,744
Invesco Euro CLO, Series 2021-6A	Ireland	3M EUR L + 8.58%	8.58%	07/15/34	€500,000	487,274
Jamestown CLO XI, Ltd., Series 2018-11A	Cayman Islands	3M US L + 6.02%	6.26%	07/14/31	$350,000	314,468
Jubilee CLO 2013-X DAC, Series 2021-10A	Netherlands	3M EUR L + 8.55%	8.55%	07/15/34	€600,000	590,236
KKR CLO 14, Ltd., Series 2018-14	Cayman Islands	3M US L + 6.15%	6.39%	07/15/31	$400,000	365,606
KKR CLO 15, Ltd., Series 2018-15	Cayman Islands	3M US L + 6.44%	6.68%	01/18/32	250,000	231,518
KKR CLO 25, Ltd., Series 2021-25	Cayman Islands	3M US L + 6.72%	6.96%	07/15/34	625,000	591,470
Madison Park Euro Funding XII DAC, Series 2018-12A	Ireland	3M EUR L + 6.90%	6.90%	10/15/31	€1,200,000	1,169,826
Madison Park Euro Funding XVI DAC, Series 2021-16A	Ireland	3M EUR L + 8.39%	8.39%	05/25/34	1,300,000	1,266,031
Madison Park Euro Funding XVII DAC, Series 2021-17A	Ireland	3M EUR L + 8.62%	8.62%	07/27/34	550,000	535,807
Marble Point CLO XVI, Ltd., Series 2021-2A	Cayman Islands	3M US L + 7.01%	7.26%	11/16/34	$500,000	470,368
Milltown Park CLO DAC, Series 2018-1A	Ireland	3M EUR L + 6.40%	6.40%	01/15/31	€600,000	597,004
Mountain View CLO 2017-2 LLC, Series 2018-2A	Cayman Islands	3M US L + 5.96%	6.20%	01/16/31	$900,000	784,292
Mountain View CLO IX, Ltd., Series 2018-9A	Cayman Islands	3M US L + 6.08%	6.32%	07/15/31	700,000	576,827
Northwoods Capital XI-B, Ltd., Series 2018-11BA	Cayman Islands	3M US L + 5.80%	6.05%	04/19/31	250,000	220,214
Northwoods Capital XII-B, Ltd., Series 2018-12BA	Cayman Islands	3M US L + 3.15%	3.98%	06/15/31	300,000	277,102
Northwoods Capital XII-B, Ltd., Series 2018-12BA	Cayman Islands	3M US L + 5.79%	6.61%	06/15/31	250,000	215,585
Northwoods Capital XVII, Ltd., Series 2018-17A	Cayman Islands	3M US L + 5.65%	5.91%	04/22/31	600,000	528,339
Northwoods Capital XVIII, Ltd., Series 2019-18A	Cayman Islands	3M US L + 6.58%	7.06%	05/20/32	400,000	361,212
OAK Hill European Credit Partners V Designated Activity Co., Series 2021-5A	Cayman Islands	3M EUR L + 8.87%	8.87%	01/21/35	€650,000	648,201
Oaktree CLO 2018-1, Ltd., Series 2018-1A	Cayman Islands	3M US L + 6.15%	6.40%	10/20/30	$300,000	266,158
Oaktree CLO 2019-1, Ltd., Series 2019-1A	Cayman Islands	3M US L + 6.80%	7.06%	04/22/30	650,000	563,033
Oaktree CLO 2019-2, Ltd., Series 2019-2A	Cayman Islands	3M US L + 6.77%	7.01%	04/15/31	800,000	718,462
Oaktree CLO 2020-1, Ltd., Series 2021-1A	Cayman Islands	3M US L + 6.51%	6.75%	07/15/34	1,050,000	981,610
Ocean Trails CLO V, Series 2018-5A	Cayman Islands	3M US L + 6.50%	6.74%	10/13/31	150,000	126,348
OZLM Funding IV, Ltd., Series 2017-4A	Cayman Islands	3M US L + 6.30%	6.56%	10/22/30	693,421	634,950
OZLM IX, Ltd., Series 2018-9A	Cayman Islands	3M US L + 6.12%	6.37%	10/20/31	850,000	751,320
OZLM VI, Ltd., Series 2018-6A	Cayman Islands	3M US L + 6.05%	6.29%	04/17/31	250,000	213,960
OZLM XIV, Ltd., Series 2021-14A	Cayman Islands	3M US L + 7.01%	7.25%	07/15/34	5,300,000	4,995,732
OZLM XXI, Ltd., Series 2018-21A	Cayman Islands	3M US L + 5.54%	5.79%	01/20/31	300,000	269,406
OZLM XXII, Ltd., Series 2018-22A	Cayman Islands	3M US L + 5.30%	5.54%	01/17/31	$250,000	$212,869
Parallel 2018-1, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.25%	5.50%	04/20/31	300,000	245,601
Penta CLO 10 DAC, Series 2021-10A	Ireland	3M EUR L + 8.80%	8.80%	11/20/34	€650,000	641,186
Penta CLO 6 DAC, Series 2021-6A	Ireland	3M EUR L + 9.35%	9.35%	07/25/34	500,000	498,208
Penta CLO 9 DAC, Series 2021-9A	Ireland	3M EUR L + 8.74%	8.74%	07/25/36	550,000	542,586
Pikes Peak CLO 2, Series 2021-2A	Cayman Islands	3M US L + 6.66%	6.87%	10/18/34	$400,000	374,697
Regatta XIII Funding, Ltd., Series 2018-2A	Cayman Islands	3M US L + 5.95%	6.19%	07/15/31	900,000	840,918
Romark CLO V, Ltd., Series 2021-5A	Cayman Islands	3M US L + 7.05%	7.14%	01/15/35	500,000	471,462
Saranac CLO VIII, Ltd., Series 2020-8A	United States	3M US L + 8.12%	8.60%	02/20/33	100,000	94,221
Sculptor European CLO II DAC, Series 2021-2A	Ireland	3M EUR L + 8.28%	8.28%	04/15/34	€700,000	690,705

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
DEBT (continued)
Shackleton 2014-V-R CLO, Ltd., Series 2018-5RA	Cayman Islands	3M US L + 6.15%	6.47%	05/07/31	$650,000	562,606
Shackleton 2015-VII-R CLO, Ltd., Series 2018-7RA	Cayman Islands	3M US L + 6.20%	6.44%	07/15/31	250,000	219,489
Sound Point CLO II, Ltd., Series 2018-1A	Cayman Islands	3M US L + 5.50%	5.77%	01/26/31	300,000	267,000
SOUND POINT CLO VII-R, Ltd., Series 2018-3RA	Cayman Islands	3M US L + 6.12%	6.38%	10/23/31	300,000	264,000
Sound Point CLO V-R, Ltd., Series 2018-1RA	Cayman Islands	3M US L + 3.10%	3.34%	07/18/31	450,000	408,474
Sound Point CLO V-R, Ltd., Series 2018-1RA	Cayman Islands	3M US L + 6.10%	6.34%	07/18/31	300,000	260,115
Sound Point CLO XXII, Ltd., Series 2019-1A	Cayman Islands	3M US L + 6.30%	6.55%	01/20/32	300,000	271,719
Sound Point CLO XXIII, Series 2021-2A	Cayman Islands	3M US L + 6.47%	6.71%	07/15/34	1,200,000	1,119,428
St Pauls CLO II DAC, Series 2021-2A	Ireland	3M EUR L + 8.88%	8.88%	10/25/35	€400,000	393,572
St Paul's CLO VII DAC, Series 2021-7A	Ireland	3M EUR L + 8.55%	8.55%	07/18/34	750,000	730,653
Steele Creek Clo 2017-1, Ltd., Series 2017-1A	Cayman Islands	3M US L + 6.20%	6.44%	10/15/30	$250,000	226,835
Symphony CLO XV, Ltd., Series 2018-15A	Cayman Islands	3M US L + 6.33%	6.57%	01/17/32	1,000,000	916,921
TCW CLO 2017-1A, Ltd., Series 2021-1A	Cayman Islands	3M US L + 6.78%	7.08%	10/29/34	500,000	462,359
THL Credit Wind River 2013-2 CLO, Ltd., Series 2017-2A	Cayman Islands	3M US L + 2.95%	3.19%	10/18/30	250,000	241,063
THL Credit Wind River 2014-3K CLO, Ltd., Series 2018-3KRA	Cayman Islands	3M US L + 6.09%	6.33%	10/15/30	400,000	334,186
Tikehau CLO, Series 2021-2A	Netherlands	3M EUR L + 8.95%	8.95%	09/07/35	€700,000	695,931
Trinitas CLO IV, Ltd., Series 2018-4A	Cayman Islands	3M US L + 6.30%	6.54%	10/18/31	$350,000	310,710
Venture 28A Clo, Ltd., Series 2021-28AA	Cayman Islands	3M US L + 7.32%	7.32%	10/20/34	750,000	694,358
Venture 44 CLO, Ltd., Series 2021-44A	Cayman Islands	3M US L + 6.53%	6.65%	10/20/34	1,500,000	1,376,387
Venture XXII CLO, Ltd., Series 2018-22A	Cayman Islands	3M US L + 5.65%	5.89%	01/15/31	300,000	257,355
Venture XXX CLO, Ltd., Series 2017-30A	Cayman Islands	3M US L + 6.30%	6.54%	01/15/31	200,000	183,502
Venture XXXII CLO, Ltd., Series 2018-32A	Cayman Islands	3M US L + 5.75%	5.99%	07/18/31	300,000	259,769
Venture XXXIII CLO, Ltd., Series 2018-33A	Cayman Islands	3M US L + 5.95%	6.19%	07/15/31	200,000	175,487

Venture XXXIV CLO, Ltd., Series 2018-34A	Cayman Islands	3M US L + 6.13%	6.37%	10/15/31	200,000	179,521
Venture XXXV CLO, Ltd., Series 2018-35A	Cayman Islands	3M US L + 6.20%	6.46%	10/22/31	300,000	259,781
Venture XXXVI CLO, Ltd., Series 2019-36A	Cayman Islands	3M US L + 6.92%	7.17%	04/20/32	300,000	271,834
Voya CLO 2016-3, Ltd., Series 2018-3A	Cayman Islands	3M US L + 6.08%	6.32%	10/18/31	250,000	215,848
Wellfleet CLO X, Ltd., Series 2021-XA	Cayman Islands	3M US L + 6.61%	6.86%	07/20/32	1,300,000	1,187,645
Wind River 2014-1 CLO, Ltd., Series 2018-1A	Cayman Islands	3M US L + 6.30%	6.54%	07/18/31	1,050,000	898,337
Wind River 2014-3 CLO, Ltd., Series 2018-3A	Cayman Islands	3M US L + 6.22%	6.48%	10/22/31	250,000	226,314
						80,550,362

Description	Country	Spread Above Index	Rate	Maturity Date	Principal Amount	Value (Note 2)(a)
EQUITY (0.12%)(f)(j)
Anchorage Credit Funding 13, Ltd., Series 2021-13A	Cayman Islands		8.72%	07/27/39	$850,000	$725,795
						725,795

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $87,867,755)						81,276,157

	Country	Shares	Value

EQUITY INTEREST (2.66%)(p)
AEROSPACE & DEFENSE (0.04%)(c)(l)
Kellstrom Aerospace Group, Inc.	United States	107	70,031
Meggitt-USA, Inc., Class A	United States	7,000	180,250
			250,281
CAPITAL EQUIPMENT (0.03%)(c)(l)
East BCC Coinvest III, LLC	United States	241,930	193,403

CONSTRUCTION & BUILDING (0.49%)(c)(l)(m)
Bain Capital Credit CC Fund	United States	1,817	2,985,935

CONSUMER GOODS: DURABLE (0.01%)(c)(l)
TLC Holdco LP	United States	103,961	38,988

CONSUMER GOODS: NON-DURABLE (0.01%)(c)(l)
FineLine Parent Holdings, LP, Class A	United States	41,077	56,889

ENERGY: OIL & GAS (0.64%)(l)
Blackbrush Oil & Gas LP - Common(c)	United States	75,310	–
Blackbrush Oil & Gas LP - Preferred(c)	United States	2,420,690	1,673,783
Bruin Blocker LLC(c)	United States	27,864	–
PureWest LLC Common, Class A	United States	72,777	2,274,281
			3,948,064
HIGH TECH INDUSTRIES (0.52%)(c)(l)
AQ Software Corporation	United States	79	77,389
AQ Software Corporation	United States	131	128,936
OneShield Partners LP	United States	2,487,653	2,851,473
Red Cypress Co-Investment Partners LP, Interests	United States	186,900	133,118
			3,190,916
MEDIA: ADVERTISING, PRINTING & PUBLISHING (0.00%)(k)(l)
PacificCo	United States	1,260	$661

MEDIA: DIVERSIFIED & PRODUCTION (0.19%)
Cineworld Group PLC Warrant, Strike Price $41.49	United Kingdom	84,898	18,402
Technicolor USA, Inc.	France	303,315	1,140,849
			1,159,251
SERVICES: BUSINESS (0.39%)(c)(l)
Astorg Co-invest Opus 2	Luxembourg	1,160,000	1,695,065
CSHG Marlin FI Multimercado Credito Privado Investimento no Exterior	Cayman Islands	494,227	728,544
Gluware, Inc. Warrant Strike Price $0.00	United States	291,144	–
			2,423,609
SERVICES: CONSUMER (0.09%)(c)(l)
MZR Aggregator, LLC	United States	52	53,115
Pack-a-Punch Lux Topco SARL	Luxembourg	252,000	331,039
WSP Midco LLC Series A	United States	254,000	191,278
			575,432

	Country	Shares	Value
EQUITY INTEREST (continued)
TELECOMMUNICATIONS (0.08%)(c)(l)
ACM dcBLOX, LLC, Series A Preferred	United States	463,328	513,089
ACM dcBLOX, LLC, Warrant, Strike Price $0.01	United States	28,120	–
			513,089
TRANSPORTATION: CARGO (0.05%)(l)
Bahia De Las Isletas A2(c)	Spain	1,696	–
Bahia De Las Isletas A3	Spain	294	9,757
Bahia De Las Isletas B2(c)	Spain	2,162	–
Bahia De Las Isletas B3	Spain	375	12,446
GIACF Grammer Equity Holdings, LLC - Common Stock(c)	United States	84,221	88,001
GIACF Grammer Equity Holdings, LLC - Preferred Stock (10.00% PIK)(c)(d)	United States	690	70,753
GIACF Grammer Equity Holdings, LLC - Warrant, Strike Price $9.00(c)	United States	10,151	10,505
Toro Private Investments LP(c)	United States	324,324	144,424
			335,886
UTILITIES: ELECTRIC (0.12%)(c)
New Frontera Holdings Warrant, Strike Price $9.00	United States	65,038	715,418

TOTAL EQUITY INTEREST
(Cost $11,268,785)			16,387,822

EXCHANGE TRADED FUNDS (3.19%)
Invesco Senior Loan ETF		459,686	10,007,364
iShares® iBoxx High Yield Corporate Bond ETF		30,915	2,543,995
SPDR® Bloomberg High Yield Bond ETF		68,805	7,052,513

TOTAL EXCHANGE TRADED FUNDS
(Cost $20,310,648)			19,603,872

	Shares	Value

TOTAL INVESTMENTS (108.70%)
(Cost $685,899,731)		$667,940,790

Liabilities in Excess of Other Assets (-8.70%)(n)		(53,461,750)
NET ASSETS (100.00%)		$614,479,040

(a)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.

(b)	Floating or variable rate security. The reference rate is described above. The rate in effect as of March 31, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date.

(c)	Security is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).

(d)	Paid in kind security which may pay interest in additional par.

(e)	Investment or portion thereof was not funded as of March 31, 2022. The Fund had $18,858,744 at par value in unfunded commitments pursuant to Delayed Draw Term Loan facilities and unused Revolver capacities. The Consolidated Schedule of Investments records each of these investments as fully funded. A corresponding payable for investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
9 Story Media Group Inc. Revolver	$716,397	$–	$716,397
Abbey Cottages Ltd., Tranche 1	1,151,269	165,578	985,691
Abbey Cottages Ltd., Tranche 2	59,670	–	59,670
AMI US Holdings Inc. Revolver Loan	145,361	58,144	87,217
Appriss Health LLC, First Lien Revolving Credit Term Loan	65,875	–	65,875
CB Nike Intermediateco Ltd. Revolver Loan	310,000	–	310,000
Confluent Health, LLC, Delayed Draw Term Loan	125,198	8,138	117,060
CST Buyer Company, Revolving Credit Facility Term Loan	233,472	–	233,472
DC Blox Inc., Initial Advance	4,778,536	3,098,974	1,679,562
Diversitech Holdings, Inc. Delayed Draw Term Loan	121,852	–	121,852
East West Manufacturing, LLC, First Lien Initial Term Loan	41,504	–	41,504
ENC Parent Corp., First Lien Delayed Draw Term Loan	74,568	–	74,568
Grammer Purchaser, Inc., First Lien Revolving Term Loan	90,000	–	90,000
Kellstrom Commercial Aerospace, Inc. Revolver	325,183	238,818	86,365
Mach Acquisition, LLC Revolving Credit Loan	1,130,000	–	1,130,000
Midcap Invest UK Acquisition Facility	1,475,225	–	1,475,225
MRH Trowe Beteiligungsgesellschaft mbH Acquisition Facility	2,621,826	1,398,307	1,223,519
MRI Software LLC, First Lien Revolving Term Loan	155,944	–	155,944
MZR Buyer, LLC, Revolving Loan	341,954	–	341,954
New Look Vision Group, Inc., First Lien Canadian Delayed Draw Term Loan	787,965	264,943	523,022
New Look Vision Group, Inc., First Lien Canadian Revolving Term Loan	264,731	123,132	141,599
Oneshield, Inc., Revolver Loan	115,942	–	115,942
Pack-A-Punch Bidco Limited Acquisition Facility	761,915	444,621	317,294
Paisley Bidco Limited, Acquisition Facility	2,216,121	–	2,216,121
Pediatric Associates Holding Co. LLC, First Lien Delayed Draw Term Loan	69,387	–	69,387
Pro Mach Group, Inc., First Lien Delayed Draw Term Loan	98,860	–	98,860
Refficiency Holdings LLC, First Lien Term Loan	69,327	1,886	67,441
Refine Intermediate, Inc., Revolving Facility Term Loan	467,256	–	467,256
Revalize, Inc., Additional Revolver	100,000	62,500	37,500
Revalize, Inc., Tranche 4 Delayed Draw Term Loan	1,005,000	–	1,005,000
RH Diagnostik & Therapie Holding GmbH, Acquisition/Capex Facility	3,778,463	2,094,948	1,683,515
Secure Acquisition, Inc., First Lien Delayed Draw Term Loan	87,562	–	87,562
Smartronix Revolving Loan	711,000	–	711,000
Sovos Compliance LLC, First Lien Term Loan	83,047	–	83,047
Sunmed Group Holdings, LLC, Revolver	137,842	22,054	115,788
TLC Purchaser, Inc. Delayed Draw Term Loan	623,197	–	623,197
TLC Purchaser, Inc. Revolver Loan	778,763	560,709	218,054
Trident TPI Holdings, Inc., First Lien Delayed Draw Tem Term Loan	61,163	38,352	22,811
V Global Holdings LLC, Revolving Credit, First Lien Term Loan	371,009	28,094	342,915
WCI-Gigawatt Purchaser, LLC, Initial Delayed Draw Term Loan	542,095	361,095	181,000
WCI-Gigawatt Purchaser, LLC, Revolving Loan	362,000	54,300	307,700
Whitcraft LLC, First Lien Revolving Term Loan	158,575	–	158,575
World Insurance Associates, LLC, Revolving Term Loan	81,464	6,110	75,354
WSP Midco LLC, Delayed Draw Term Loan	158,380	–	158,380
WSP Midco LLC, Revolving Loan	38,602	4,053	34,549
Total	$27,893,500	$9,034,756	$18,858,744

(f)	Fixed rate security.

(g)	Investment or portion thereof has not settled as of March 31, 2022. The interest rate shown represents the stated spread over the applicable London Interbank Offered Rate ("LIBOR" or "L") or Euro Interbank Offered Rate ("EURIBOR" or "EUR L"); the Fund will not accrue interest until the settlement date at which point LIBOR or EURIBOR will be established. If the position is partially settled, the reference rate and floor shown is applicable to the settled portion.

(h)	See Note 2 regarding defaulted securities.

(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of March 31, 2022, the aggregate market value of such securities was $206,113,977, representing 33.54% of net assets.

(j)	CLO subordinated notes, income notes, and Class M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(k)	Less than 0.005%.

(l)	Non-income producing security.

(m)	The Fund's interest in this investment is held through a wholly-owned subsidiary of the Fund, GIACF Alternative Holdings, LLC, a Cayman Islands company formed to effect certain non-performing loan investments for the Fund.

(n)	Includes cash pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A..

(o)	Security or portion thereof pledged as collateral under the secured revolving credit facility entered into by CRDTX SPV I, LLC and Citibank N.A

(p)	Securities may be deemed to be “restricted securities” under the Securities Act. As of March 31, 2022, the restricted securities were as follows:

Restricted	Acquisition Date	Cost	Value March 31, 2022	Value as Percentage of Net Assets Applicable to Common Stockholders March 31, 2022
ACM dcBLOX LLC Warrant	03/22/2021	$281	$–	–%
ACM dcBLOX LLC, Series A Preferred	03/22/2021	463,328	513,089	0.08%
AQ Software Corporation	12/10/2021	77,192	77,389	0.01%
AQ Software Corporation	12/10/2021	128,608	128,936	0.02%
Astorg Co-invest Opus 2	06/15/2021	1,406,725	1,695,065	0.27%
Bahia De Las Isletas A2	02/17/2022	–	–	–%
Bahia De Las Isletas A3	02/17/2022	16,700	9,757	0.00	%(k)
Bahia De Las Isletas B2	02/17/2022	–	–	–%
Bahia De Las Isletas B3	02/17/2022	21,301	12,446	0.00	%(k)
Bain Capital Credit CC Fund	09/24/2018 - 01/19/2021	1,820,463	2,985,935	0.49%
Blackbrush Oil & Gas LP - Preferred	09/30/2020	677,793	1,673,783	0.27%
Blackbrush Oil & Gas LP- Common	09/21/2020	–	–	–%
Bruin Blocker LLC	08/31/2020	–	–	–%
Cineworld Group PLC Warrant	11/23/2020	–	18,402	0.00	%(k)
CSHG Marlin FI Multimercado Credito Privado Investimento no Exterior	7/8/2021 - 12/23/2021	678,362	728,544	0.12%
East BCC Coinvest III, LLC	07/23/2019	241,930	193,403	0.03%
FineLine Parent Holdings, LP, Class A	02/22/2021	41,077	56,889	0.01%
GIACF Grammer Equity Holdings, LLC	10/01/2018	–	10,505	0.00	%(k)
GIACF Grammer Equity Holdings, LLC - Common Stock	10/01/2018 - 04/02/2019	84,221	88,001	0.01%
GIACF Grammer Equity Holdings, LLC - Preferred Stock (10.00% PIK)	10/01/2018 - 01/01/2021	63,057	70,753	0.01%
Gluware, Inc. Warrant	10/15/2021	–	–	–%
Kellstrom Aerospace Group, Inc.	07/09/2019 - 07/10/2019	171,782	70,031	0.01%
Meggitt-USA, Inc., Class A	06/30/2020	700,000	180,250	0.03%
MZR Aggregator, LLC	12/31/2020	52,379	53,115	0.01%
New Frontera Holdings Warrant	08/06/2021	715,418	715,418	0.12%
OneShield Partners LP	09/09/2020-10/29/2021	1,072,883	2,851,473	0.46%
PacificCo	03/05/2019	383,355	661	0.00	%(k)
Pack-a-Punch Lux Topco SARL	07/15/2021	348,364	331,039	0.05%
PureWest LLC Common, Class A	09/28/2020	426,107	2,274,281	0.37%
Red Cypress Co-Investment Partners LP, Interests	05/03/2021	140,526	133,118	0.02%
Technicolor USA, Inc.	09/22/2020 - 12/14/2020	854,648	1,140,849	0.19%
TLC Holdco LP	10/11/2019	103,961	38,988	0.01%
Toro Private Investments LP	03/19/2019	324,324	144,424	0.02%
WSP Midco LLC Series A	8/31/2021	254,000	191,278	0.03%
Total		$11,268,785	$16,387,822	2.66%

Common Abbreviations:

BBSY - Bank Bill Swap Bid Rate

CDOR - Canadian Dollar Offered Rate

CLO - Collateralized Loan Obligation

GmbH - German Company with limited liability

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LLLP - Limited Liability Limited Partnership

LP - Limited Partnership

Ltd - Limited Company

PIK - Payment in Kind

PLC - Public Limited Company

Reg S - Regulation S

S.A. - Société Anonyme

SARL - Société A Responsabilité Limitée

SONIA - Sterling Overnight Index Average

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation/ (Depreciation)

Bank of New York Mellon	04/06/22	USD	69,554,515	EUR	66,268,289	$3,286,226
Bank of New York Mellon	06/15/22	USD	7,514,826	EUR	7,321,931	192,895
Bank of New York Mellon	09/02/22	USD	10,392,651	EUR	9,672,768	719,883
Bank of New York Mellon	04/06/22	USD	25,249,780	GBP	24,407,087	842,693
						$5,041,697

Bank of New York Mellon	09/02/22	USD	5,046,237	CAD	5,109,281	$(63,044)
Bank of New York Mellon	06/10/22	USD	4,150,535	AUD	4,240,265	(89,730)
						$(152,774)

See Notes to Quarterly Consolidated Schedule of Investments.

Apollo Diversified Credit Fund

Notes to Quarterly Consolidated Schedule of Investments

March 31, 2022 (Unaudited)

1. ORGANIZATION

Apollo Diversified Credit Fund (formerly, Griffin Institutional Access Credit Fund) (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017 and is authorized to issue an unlimited number of shares with no par value. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value (NAV). The Fund’s investment adviser is Apollo Capital Credit Adviser, LLC (formerly, Griffin Capital Credit Adviser, LLC) (the “Adviser”). BCSF Advisors, LP (the “Sub-Adviser”), an affiliate of Bain Capital Credit, LP, served as the Fund’s sub-adviser during the period covered by the report. Effective, April 1, 2022, investment sub-adviser responsibilities were transitioned from BCSF Advisors, LP to Apollo Credit Management, LLC (“Apollo”) in connection with the acquisition of the Adviser’s parent company by Apollo Global Management, Inc. Please refer to Note 5. Subsequent Events for additional information. The Adviser, Sub-Adviser, and Apollo are registered as investment advisers with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended. The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. During the period covered by this report, the Fund pursued its investment objective by investing in a range of secured and unsecured debt obligations, which may be syndicated, consisting of U.S. high yield securities, global high yield securities, direct lending investments including direct originated debt obligations, collateralized loan obligations (“CLOs”), and other fixed-income and fixed-income related securities. The portfolio may consist of high yield bonds, bank loans, equity securities, CLOs, and direct lending investments, which may include senior direct lending (“SDL”) as well as subordinate and unitranche direct lending. The Fund may also acquire warrants and other equity interests through its direct lending activities. The portfolio may also consist of, to a lesser extent, special situations investments such as non-performing loans (“NPLs”). In pursuing its investment objective, the Fund may also directly or indirectly invest in derivative investments.

The Fund currently offers Class A, Class C, Class I, Class L, and Class M shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class L shares commenced operations on September 5, 2017. Class F shares commenced operations on September 25, 2017 and are no longer offered except for reinvestment of dividends. Class M shares commenced operations on November 2, 2021. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I, and Class M shares are offered at net asset value per share. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. An affiliate of the Adviser owned shares in the Fund representing 1.45% of net asset value as of March 31, 2022.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Consolidation of GIACF Alternative Holdings, LLC – GIACF Alternative Holdings, LLC, (the “NPL Subsidiary”), a Cayman Islands exempted company and wholly-owned subsidiary of the Fund, was formed on September 18, 2018. The NPL Subsidiary acts as an investment vehicle for the Fund in order to effect certain NPL investments for the Fund. The Fund is the managing and sole member of the NPL Subsidiary pursuant to a limited liability company operating agreement. As a wholly-owned subsidiary of the Fund, the financial results of the NPL Subsidiary are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the NPL Subsidiary are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

The NPL Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the NPL Subsidiary is a Controlled Foreign Corporation, which generates and is allocated no income that is considered effectively connected with U.S. trade of business and, as such, is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the NPL Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Consolidation of CRDTX SPV I, LLC – CRDTX SPV I, LLC (the "Financing Subsidiary"), a Delaware Limited Liability Company and wholly-owned subsidiary of the Fund, was formed on November 27, 2018. The Fund and CRDTX SPV I, LLC, are party to a secured revolving credit facility with Citibank, N.A. ("Citi Credit Facility") subject to the limitations of the 1940 Act for borrowings.  The Citi Credit Facility allows the Financing Subsidiary to borrow up to $170 million and is secured by all of the assets held by the Financing Subsidiary. The Fund is the managing and sole member of CRDTX SPV I, LLC pursuant to a limited liability company operating agreement and the Fund will remain the sole member and will continue to wholly own and control CRDTX SPV I, LLC. As a wholly-owned subsidiary of the Fund, the financial results of CRDTX SPV I, LLC are included in the consolidated financial statements and financial highlights of the Fund. Assets pledged as collateral by CRDTX SPV I, LLC under the secured revolving credit facility are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

Single-Asset Subsidiaries – Certain investments of the Fund will be held in single-asset subsidiaries controlled by the Fund (the “Single-Asset Subsidiaries”). The Single-Asset Subsidiaries are generally formed as needed to hold a particular equity investment obtained in private transactions. The financial statements of the Single-Asset Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund. The equity holdings of the Single-Asset Subsidiaries are disclosed in the Consolidated Schedule of Investments. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund will generally consolidate any wholly-owned or controlled subsidiary. For purposes of the Fund’s investment restrictions, guidelines and limitations, the Fund will aggregate direct investments with investment exposure provided by its wholly-owned and controlled subsidiaries.

Security Valuation – The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares.

Portfolio securities held by the Fund are valued at their current market values determined on the basis of market or dealer quotations from independent pricing services approved by the Board. If market or dealer quotations are not readily available or deemed unreliable, the Board will determine in good faith, the fair value of such securities. For securities that are fair valued in ordinary course of Fund operations, the Board has delegated the day-to-day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the policies approved by the Board. In determining the fair value of a security for which there are no readily available market or dealer quotations, the Adviser and Sub-Adviser, together with the Fair Value Pricing Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. The Fund has also retained the services of third-party valuation firms to review valuations of certain securities for which market or dealer quotations are unavailable or deemed unreliable and to assist in determining fair value where applicable, however, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.

Fair Value Measurements – In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of March 31, 2022:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$247,359,539	$166,738,035	$414,097,574
Corporate Bonds	–	132,790,647	2,572,457	135,363,104
Convertible Corporate Bonds	–	1,212,261	–	1,212,261
Collateralized Loan Obligations	–	81,276,157	–	81,276,157
Equity Interest	1,140,849	2,315,547	12,931,426	16,387,822
Exchange Traded Funds	19,603,872	–	–	19,603,872
Total	$20,744,721	$464,954,151	$182,241,918	$667,940,790
Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$–	$5,041,697	$–	$5,041,697
Liabilities:
Forward Foreign Currency Contracts	–	(152,774)	–	(152,774)
Total	$–	$4,888,923	$–	$4,888,923

*	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contracts' value.

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Bank Loans	Corporate Bonds	Equity Interest	Total
Balance as of December 31, 2021	$174,453,006	2,670,619	13,248,628	190,372,253
Accrued Discount/Premium	121,778	8,239	-	130,016
Realized Gain/(Loss)	14,932	-	78,650	93,582
Change in Unrealized Appreciation/(Depreciation)	(1,394,511)	(106,400)	178,498	(1,322,413)
Purchases	8,998,262	-	9,602	9,007,864
Sales Proceeds	(16,824,234)	-	(583,291)	(17,407,525)
Transfer Into Level 3	16,323,376	-	-	16,323,376
Transfer Out of Level 3	(14,954,574)	-	(661)	(14,955,235)
Balance as of March 31, 2022	166,738,035	2,572,457	12,931,426	182,241,918
Net change in unrealized appreciation/(depreciation) included in the Consolidated Statements of Operations attributable to Level 3 investments held at March 31, 2022	(1,594,309)	(106,400)	312,621	(1,388,088)

The table below provides additional information about the Level 3 Fair Value Measurements as of March 31, 2022

Asset Class	Fair Value		Valuation Technique	Unobservable Inputs		Minimum	Maximum	Weighted average
Bank Loans	120,669,738		Yield Analysis	Market Yield		5.29	19.67%	9.56%
Bank Loans	38,818,989	(b)	Third Party Pricing Service	Broker Quote	(a)	$92.75	$100.00	98.16
Bank Loans	1,513,360	(c)	Purchase Price	Purchase Price	(a)	$60.00	$107.00	$90.44
Bank Loans	5,735,948		Enterprise Value Analysis	EBITDA Multiple		5.5x	9.00x	5.65x
Corporate Bond	1,813,766		Discounted Cash Flows	Discount Rate		10.45%	10.45%	10.45%
Corporate Bond	758,691		Third Party Pricing Service	Broker Quote	(a)	$0.13	$88.07	$87.93
Equity Interests	2,985,935		Discounted Cash Flows	Discount Rate		14.85%	14.85%	14.85%
Equity Interests	9,230,073		Enterprise Value Analysis	EBITDA Multiple		5.50x	23.50x	13.69x
Equity Interests	715,418	(c)	Purchase Price	Purchase Price	(a)	$0.00	$11.00	$11.00
Total	$182,241,918

Quantitative Information about Level 3 Fair Value Measurements

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Yield	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Discount Rate	Decrease	Increase
Broker Quote	Increase	Decrease

(a)	The Fund did not develop the unobservable inputs for the determination of fair value (examples include single broker quotations from pricing services and prior or pending transactions)
(b)	Includes investments held at CRDTX SPV I, LLC, a wholly-owned subsidiary of the Fund, and are pledged as collateral for a secured revolving credit facility
(c)	Investments acquired during the quarter ended March 31, 2022

The Fund used valuation techniques consistent with the income approach and market approach to determine the fair value of certain Level 3 assets as of March 31, 2022. The valuation techniques utilized by the Fund included enterprise value analysis, discounted cash flows analysis, and yield analysis. The enterprise value analysis measures fair value of a portfolio company based upon an assessment of multiples such as EBITDA or revenue that are typically determined through review of market comparable transactions and publicly traded comparable companies. Such multiples are subsequently applied to the underlying portfolio company financial multiple, generally EBITDA or revenue, to estimate enterprise value. Total enterprise value is first allocated to the debt holders and then allocated across the capital structure reflecting applicable rights and preferences of the remaining equity securities to determine fair value of certain of the Fund’s equity interests. The significant unobservable input used in the enterprise value analysis is generally the EBITDA or revenue multiple. The Fund also utilized the discounted cash flows analysis to measure fair value of certain of the Fund’s equity and debt investments. The discounted cash flows analysis is a technique whereby future expected cash flows of the underlying investment are discounted to determine a present value using a discount rate. The significant unobservable input used in the discounted cash flows analysis is the discount rate. The yield analysis technique measures fair value of an investment based upon an assessment of expected market yields of other businesses of similar size in the same industry which are used to establish a discount rate. Future cash flows are then discounted back to present value using the discount rate to determine fair value of certain of the Fund’s debt investments. The significant unobservable input used in the yield analysis is yield.

Generally, new investments not valued by a third-party pricing service are held at purchase price initially until the investment has been held by the Fund for a full quarter. The Fair Value Pricing Committee subsequently determines the application of a fair value methodology at the next valuation date. The Fair Value Pricing Committee will convene if there has been a material change to the applicable portfolio company between the time of investment and the next valuation date.

The carrying and fair value of the Fund's debt obligation as of March 31, 2022 for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy was $137,545,324.

Securities Transactions, Revenue Recognition and Expenses – The Fund records its investment transactions on a trade date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specified identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Discount and premium to par value on investments acquired are accreted and amortized, respectively, into interest income over the life of the respective investment using the effective interest method. Loan origination fees, original issue discount and market discount or premium are capitalized and amortized against or accreted into interest income using the effective interest method or straight-line method, as applicable. For the Fund’s investments in revolving bank loans, the cost basis of the investment purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. Upon prepayment of a loan or debt security, any prepayment premium is recorded as interest income.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Income from securitization vehicles and investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded daily using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly.

Certain investments may have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point the Fund believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.

Expenses are recorded on an accrual basis.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST).

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Cash and Cash Equivalents – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a fee based on the undrawn portion of the underlying line of credit of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the period ended March 31, 2022, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. At March 31, 2022, the Fund had $18,858,744 at par value in unfunded loan commitments.

Defaulted Securities – The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. As of March 31, 2022, the aggregate value of those securities was $515,482 representing 0.08% of the Fund's net assets. The Fund doesn't accrue income on securities for which income has been deemed uncollectible. Additionally, the Fund provides for losses on interest of receivable. Such securities have been identified on the accompanying Consolidated Schedule of Investments.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter. Distributions of net capital gains are normally accrued and distributed in December. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2020 returns.

Commitments and Contingencies – In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

3. DERIVATIVE TRANSACTIONS

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Forward Foreign Currency Contracts – The Fund engaged in currency transactions with counterparties during the period ended March 31, 2022 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is terminated, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

4. PRINCIPAL RISK Factors

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Risks Related to an Investment in the Fund

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the Fund’s portfolio of debt instruments, other securities, and derivative investments, and the value of these investments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage and swaps, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Repurchase Offers Risks. The Fund is an interval fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding common shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of common shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance.

General Market Conditions Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of the global credit markets, periods of reduced liquidity, greater volatility, general volatility of credit spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global credit market conditions have episodically adversely affected the market values of equity, fixed-income and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

During the first quarter of 2020, there was a global outbreak of COVID-19, which has spread to over 200 countries and territories, including the United States, and has spread to every state in the United States. The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the COVID-19 pandemic has been rapidly evolving, resulting in numerous deaths, and as cases of COVID-19 have continued to be identified in additional countries, many countries have reacted by instituting (or strongly encouraging) quarantines and prohibitions/restrictions on travel, closing financial markets and/or restricting trading, closing offices, schools, courts and other public venues, and limiting operations of non-essential businesses, and other restrictive measures designed to help slow the spread of COVID-19. Such actions, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in global supply chains and economic activity, increasing rates of unemployment and adversely impacting many industries. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The outbreak of the COVID-19 pandemic has at times had, and is expected to continue to pose a risk of having, a material adverse impact on the Fund’s market price, NAV and portfolio liquidity among other factors. These impacts will likely continue to some extent as the outbreak persists and potentially even longer.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Market Disruptions. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships (on which the Sub-Adviser bases a number of its trading positions) become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

Highly Volatile Markets. The prices of financial instruments in which the Fund may invest can be highly volatile. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Credit Facilities. In the event we default under a credit facility or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Shareholders May Experience Dilution. All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in our common shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses. Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Operational Risk. The Fund depends on the Sub-Adviser to develop the appropriate systems and procedures to control operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked, evaluated or accounted for or other similar disruption in the Fund’s operations, can cause the Fund to suffer financial loss, the disruption of its business, liability to clients or third parties, regulatory intervention or reputational damage. The Fund’s business is highly dependent on its ability to process, on a daily basis, a large number of transactions across numerous and diverse markets. Consequently, the Fund relies heavily on its financial, accounting and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Fund’s abilities to properly manage its portfolios. Shareholders are generally not notified of the occurrence of an error or the resolution of any error. Generally, the Sub-Adviser and its affiliates will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. Further, if the Fund is unable to raise sufficient capital, shareholders may bear higher expenses due to a lack of economies of scale.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Sub-Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Management Risk. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader financial markets. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments

Loans Risk. Under normal market conditions, the Fund will invest in loans. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Investments in Bank Loans and Participations. The investment portfolio of the Fund may include bank loans and participations. The special risks associated with investing in these obligations include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) environmental liabilities that may arise with respect to collateral securing the obligations; (iii) adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; (iv) limitations on the ability of the Fund or the Sub-Adviser to directly enforce any of their respective rights with respect to participations; and (v) generation of income that is subject to U.S. federal income taxation as income effectively connected with a U.S. trade or business.

Senior Loans Risk. Senior secured loans are usually rated below investment-grade or may also be unrated. As a result, the risks associated with senior secured loans are similar to the risks of below investment-grade fixed income instruments, although senior secured loans are senior and secured in contrast to other below investment-grade fixed income instruments, which are often subordinated or unsecured. Investment in senior secured loans rated below investment-grade is considered speculative because of the credit risk of their issuers. There may be less readily available and reliable information about most senior secured loans than is the case for many other types of securities. As a result, the Sub-Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Sub-Adviser.

In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell senior secured loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior secured loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Subordinated Loans or Securities. Certain of the Fund’s investments may consist of loans or securities, or interests in pools of securities that are subordinated or may be subordinated in right of payment and ranked junior to other securities issued by, or loans made to obligors. If an obligor experiences financial difficulty, holders of its more senior securities will be entitled to payments in priority to the Fund. Some of the Fund’s asset-backed investments may also have structural features that divert payments of interest and/or principal to more senior classes of loans or securities backed by the same assets when loss rates or delinquency exceeds certain levels. This may interrupt the income the Fund receives from its investments, which may lead to the Fund having less income to distribute to investors.

In addition, many of the obligors are highly leveraged and many of the Fund’s investments will be in securities which are unrated or rated below investment-grade. Such investments are subject to additional risks, including an increased risk of default during periods of economic downturn, the possibility that the obligor may not be able to meet its debt payments and limited secondary market support, among other risks.

Loans to Private Companies. Loans to private and middle-market companies involves risks that may not exist in the case of large, more established and/or publicly traded companies.

Below Investment Grade, or High-Yield, Instruments Risk. The Fund anticipates that it may invest substantially all of its assets in instruments that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns, which could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Liquidity Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). However, securities that cannot be disposed of within seven days due solely to applicable laws or the Sub-Adviser’s compliance policies and procedures will not be subject to the limitations set forth above. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Temporary Defensive Strategies. From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Sub-Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Credit Risk. Credit risk is the risk that one or more loans in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a Borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the market value of loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may enter into credit derivatives which may expose it to additional risk in the event that the instruments underlying the derivatives default.

Interest Rate Risk. The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Structured Products Risk. The Fund may invest up to 30% of its Managed Assets in structured products, including CLOs, floating rate mortgage-backed securities and credit linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Covenant-Lite Loans Risk. Covenant-lite loans contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

CDO Securities. Collateralized debt obligation (“CDO”) securities generally are limited-recourse obligations of the issuer thereof payable solely from the underlying securities of such issuer or proceeds thereof. Consequently, holders of CDO securities must rely solely on distributions on the underlying securities or proceeds thereof for payment in respect thereof. If distributions on the underlying securities are insufficient to make payments on the CDO securities, no other assets will be available for payment of the deficiency and following realization of the underlying assets, the obligations of such issuer to pay such deficiency will be extinguished. Such underlying securities may consist of high-yield debt securities, loans, structured finance securities and other debt instruments, generally rated below investment-grade (or of equivalent credit quality) except for structured finance securities. High-yield debt securities are generally unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment-grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer to make payments of principal or interest. Such investments may be speculative.

Privacy and Data Security Laws. Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information, including the General Data Protection Regulation in the European Union that went into effect in May 2018 and the California Consumer Privacy Act (“CCPA”) that took effect in January 2020 and provides for enhanced consumer protections for California residents, a private right of action for data breaches and statutory fines for data breaches or other CCPA violations. If the Fund or the Sub-Adviser fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.

Leverage Risk. Under current market conditions, the Fund generally intends to utilize leverage in an amount up to 33 1/3% of the Fund’s Managed Assets principally through Borrowings. In the future, the Fund may elect to utilize leverage in an amount up to 50% of the Fund’s total assets through the issuance of Preferred Shares. Leverage may result in greater volatility of the net asset value and distributions on the common shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from Borrowings or the issuance of Preferred Shares, if any, are borne entirely by common shareholders.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. For instance, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users (as defined in Rule 18f-4) and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with Rule 18f-4. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the Fund. Compliance with Rule 18f-4 will be required in August 2022.

Segregation and Coverage Risk. Certain portfolio management techniques, such as engaging in short sales, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. When employing these techniques, the Fund may segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the 1940 Act. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. The Fund will comply with the requirements of the new rule on or before the SEC’s compliance date in 2022.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on the common shares can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Non-U.S. Instruments Risk. The Fund may invest in non-U.S. Instruments. Non-U.S. investments involve certain risks not typically associated with investing in the United States. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. Instruments may trade on days when the Fund’s common shares are not priced, the Fund’s NAV may change at times when common shares cannot be sold.

Foreign Currency Risk. Because the Fund may invest its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Sub-Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

5. Subsequent Events

On December 2, 2021, Griffin Capital, LLC (“Griffin Capital”), the indirect parent of Griffin Capital Credit Advisor, LLC (the "Adviser") investment adviser to Griffin Institutional Access Credit Fund (the “Fund”), and Apollo Global Management, Inc. (“AGMI”) entered into a definitive agreement pursuant to which, among other things, AGMI would acquire the asset management businesses of Griffin Capital (the “Transaction”). The Transaction, once completed, would result in a change in control of the Adviser, which would be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), and an automatic termination of the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) on the date on which the Transaction closes. The prior investment sub-advisory agreement for the Fund between the Adviser and BCSF Advisors, LP (“BCSF”) (the “Prior Sub-Advisory Agreement”) would also terminate on the Effective Date as a result of the termination of the Prior Management Agreement. To that end, the Adviser and BCSF agreed, along with the Board of Trustees of the Fund (the “Board”), that it was in the best interests of the Fund and its shareholders for BCSF to resign as the investment sub-adviser to the Fund effective as of the close of business on March 31, 2022. Accordingly, the Fund transitioned investment sub-adviser responsibilities to Apollo Credit Management, LLC, a wholly-owned subsidiary of AGMI ("Apollo"), on April 1, 2022, pursuant to the terms of an interim sub-advisory agreement between the Adviser and Apollo (the "Interim Sub-Advisory Agreement") that was unanimously approved by the Board, including the trustees who are not "interested persons" (as defined under the 1940 Act) of the Fund (the “Independent Trustees”), the Adviser, or the Fund's distributor, at a meeting held on December 28, 2021.

Prior to the closing of the Transaction and to avoid any disruption in the management of the Fund, the Board, over the course of several meetings, requested of, and reviewed certain information provided by, Griffin Capital, the Adviser, Apollo, and AGMI in connection with the consideration of: (i) a new Management Agreement (the “New Management Agreement”) between the Fund and the Adviser; and (ii) a new Investment Sub-Advisory Agreement between the Adviser and Apollo (the “New Apollo Agreement”, and, together with the New Management Agreement, the “New Agreements”). The Board, including the majority of the Independent Trustees, approved the New Agreements at a meeting of the Board held on January 13, 2022 and recommended that shareholders of the Fund also approve each of the New Agreements at a special meeting of shareholders of the Fund called for such purpose. The Board set April 20, 2022 as the date for the special meeting of shareholders (the “First Special Meeting”) and approved the filing of a proxy statement to solicit shareholder approval of the New Agreements. The First Special Meeting, originally scheduled for April 20, 2022, was adjourned because of a failure to obtain a quorum. Having then obtained a quorum, the First Special Meeting was held virtually on April 27, 2022 at which time shareholders of the Fund approved the New Agreements.

Additionally, at a meeting on January 13, 2022, the Board, while reviewing the New Agreements, noted that the Fund will likely undergo changes in its operations, insofar as various functions would be performed by different organizations and personnel, were the closing of the Transaction to be completed. In this context, Robb Chapin, Ira Cohen and Nathan Headrick, each of whom is an Independent Trustee, serving as an ad hoc nominating committee, and the Board, including the Independent Trustees, unanimously determined to submit Earl Hunt, Meredith Coffey, Christine Gallagher, Michael Porter and Carl J. Rickertsen (each, a “Nominee” and together, the “Nominees”) to the Fund’s shareholders for election. The Board set April 20, 2022 as the date for the special meeting of shareholders (the “Second Special Meeting”) and approved the filing of a separate proxy statement to solicit shareholder approval of the election of the Nominees. The Second Special Meeting, originally scheduled for April 20, 2022, was adjourned because of a failure to obtain a quorum. Having then obtained a quorum, the Second Special Meeting was held virtually on April 27, 2022 at which time shareholders of the Fund approved each of the new Nominees.

On May 2, 2022 (the “Effective Date”), AGMI and Griffin Capital closed the Transaction. Accordingly, on the Effective Date, the Prior Management Agreement and Interim Sub-Advisory Agreement were terminated, and the New Agreements became effective. Further, on the Effective Date, (i) Meredith Coffey, Christine Gallagher, Michael Porter and Carl J. Rickertsen were considered to be Independent Trustees; (ii) Earl Hunt was considered to be a Trustee who is an “interested person” of the Fund, as that term is defined in the 1940 Act, due to his affiliation with Apollo; and (iii) all the existing Trustees before the Effective Date (Randy Anderson, Robb Chapin, Ira Cohen, Nathan Headrick and Kevin A. Shields) ceased to be Trustees of the Fund. On the Effective Date, the Trustees elected Earl Hunt as President of the Fund, Kenneth Seifert as Treasurer and Chief Financial Officer of the Fund and Kristin Hester as Chief Legal Officer and Secretary of the Fund. Ryan Del Guidice continues to serve the Chief Compliance Officer, Vice President and Assistant Secretary of the Fund. Additionally, on the Effective Date, the Fund was renamed “Apollo Diversified Credit Fund” and the Adviser was renamed “Apollo Capital Credit Adviser, LLC”.

In addition, commencing on April 1, 2022 and extending through June 30, 2022 (the “Waiver Period”), Apollo has agreed to waive a portion of its fee, and, therefore, the Adviser has agreed to waive a corresponding portion of its fee that it would otherwise be paying to Apollo. Thus, during the Waiver Period, Apollo has agreed to waive an amount equal to 0.50% (the “Sub-Advisory Fee Waiver”) of the average daily net assets of the Fund. The Sub-Advisory Fee Waiver will terminate upon the sooner to occur of: (i) June 30, 2022, unless otherwise agreed to in writing by the Adviser and Apollo, or (ii) as of the date that the Adviser elects, in its sole discretion, to cease waiving the portion of its fee that otherwise would be payable to Apollo in the absence of the Sub-Advisory Fee Waiver.